UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7603
                  --------------------------------------------

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
                  --------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Barbara A. McCann
                          Vice President and Secretary
                       One Boston Place, Boston, MA 02108
                  --------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

       Registrant's telephone number, including area code: (617) 248-6000
                  --------------------------------------------

                      Date of fiscal year end: September 30
                  --------------------------------------------

                  Date of reporting period: September 30, 2006
                  --------------------------------------------

Item 1. Reports to Stockholders.


                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                           The Boston Company
                                        International Core Equity Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

For the year ended September 30, 2006, The Boston Company International Core Equity Fund had a total return of 19.0% compared to a return of 19.2% for its benchmark, the MSCI EAFE Index. During this period, international stocks continued to post strong returns as compared to their U.S. peers. Over the past five years, the MSCI EAFE Index has more than doubled the S&P 500 Index's average annual returns of 7%. As the Fund's fiscal year came to a close, the slightest hints of a relative downturn began to emerge. Time will tell whether 2006 is an inflection point in this cycle.

The 12-month period ended September 30, 2006 was, generally speaking, fairly uneventful as the markets moved higher in a consistent fashion. The one major exception was the mid-May to mid-June period when the markets hit a "pocket of turbulence," the MSCI EAFE Index fell nearly 16% in four weeks. However, by the end of June the markets had recovered sufficiently to end the second quarter roughly where they began.

In many ways the strong returns were surprising, given consistent rate hikes by the U.S. Federal Reserve, oil prices that were at all-time highs for much of the period, a noticeable weakening in the housing market in the U.S., and geopolitical events in the Middle East, Iraq, North Korea and elsewhere. Investors generally ignored these issues, or at least looked far enough into the future to see them easing. Events that seemed to bolster investor confidence included a moderation in economic growth rates in many regions, a reduction in inflation fears by the end of the period, corporate profits that showed remarkable resilience, and a tremendous amount of M&A activity (both real and rumored).

The strong returns over the period were broad-based with all countries (excluding New Zealand) and all sectors (excluding Energy) ending the year in positive territory. Portugal was the best performing country with a 37% return, and New Zealand was by far the worst performing country falling 7.9%. With regard to sectors, Energy fell 0.5% on concerns that the price of crude oil was unsustainably high - fears that are beginning to be realized in the market as this report goes to press. The Utilities sector was the best performing sector posting a 32% gain on strong demand, better-than-expected rate increases, and particularly strong M&A activity.

Stock selection for the Fund was mixed for the 12-month period ended September 30, 2006, contributing to the Fund's relative performance to the benchmark index. Adding the most value were selections in Germany where the Fund's holdings gained 38% compared to the benchmark's 24% gain. The selection of U.K. stocks was also a source of value added as the Fund had a positive spread of 3% over the benchmark. Offsetting this strength was our disappointing stock selection for Australia and Japan where the Fund underperformed the benchmark index by 17% and 3%, respectively. From the sector perspective, the Fund's performance was impacted negatively by 0.21% by its 0.60% overweight position in the Energy sector. From the selection point of view, the Fund had its best results in Financials with a nearly 3% spread over the benchmark in by far the largest sector by weight. These results were offset by weak stock selection in Health Care where the Fund's holdings trailed the benchmark's gains by 1.8%.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Looking toward the future we expect more periods of volatility like this year's mid-year experience. However, over the intermediate- to long-term we expect the markets to produce modestly positive returns. The global economy is in generally good shape. Inflation appears to be contained with a few exceptions. Interest rates should continue to hold steady in a range that is low by historical standards. Corporate balance sheets are in very good shape. Liquidity is ample. Valuations by our measures are well within a range of reasonableness.

Regardless of the environment, over the next 12 months the Fund will continue to seek to invest in stocks which combine better than peer-group business momentum and better than peer-group valuation characteristics. This is the time-tested philosophy the Fund has followed since inception, and we believe this methodology will continue to produce attractive long-term results for shareholders.

/s/ Remi J. Browne                              /s/ Peter S. Carpenter

Remi J. Browne                                  Peter S. Carpenter

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
       International Core Equity Fund and the MSCI EAFE Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------
                                                                      Since
                                                                    Inception
            1 Year       3 Years       5 Years       10 Years       12/8/1988
--------------------------------------------------------------------------------
 Fund       19.01%        25.60%        18.82%        10.65%          8.34%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       Expenses Paid
                                 Beginning          Ending            During Period+
                               Account Value     Account Value       April 1, 2006 to
                               April 1, 2006   September 30, 2006   September 30, 2006
--------------------------------------------------------------------------------------
Actual                           $1,000.00         $1,046.30               $4.41
Hypothetical (5% return
   per year before expenses)     $1,000.00         $1,020.76               $4.36

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average multiplied by 183/365 account value over the period, (to reflect the one-half year period).

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Percentage of
Top Ten Holdings*              Country                   Sector    Investments
-------------------------------------------------------------------------------
Ing Groep NV CVA           Netherlands               Financials         2.2%
Societe Generale                France               Financials         2.1
BNP Paribas                     France               Financials         1.7
HBOS PLC                United Kingkom               Financials         1.7
BP PLC                  United Kingkom                   Energy         1.6
Credit Suisse Group         Switerland               Financials         1.6
Honda Motor Co., Ltd.            Japan   Consumer Discretionary         1.6
Canon, Inc.                      Japan   Information Technology         1.5
GlaxoSmithKline PLC     United Kingkom              Health Care         1.5
Roche Holding AG           Switzerland              Health Care         1.4
                                                                       ----
                                                                       16.9%

*     Excludes short-term securities and investment of cash collateral.

                                         Percentage of
Geographic Region Allocation*             Investments
------------------------------------------------------
Europe ex U.K.                               48.3%
U.K.                                         23.8
Asia ex Japan                                 6.0
Japan                                        21.9
                                            -----

                                            100.0%

*     Excludes short-term securities and cash collateral investments.

The Fund is actively managed. Current holdings maybe different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company International
      Core Equity Portfolio ("Portfolio"), at value (Note 1A)                 $   2,000,653,233
   Receivable for Fund shares sold                                                   15,411,457
   Prepaid expenses                                                                      99,830
                                                                              -----------------
      Total assets                                                                2,016,164,520

Liabilities
   Payable for Fund shares redeemed                             $   895,198
   Accrued administrative service fees (Note 2)                     101,582
   Accrued registration fee                                          46,759
   Accrued transfer agent fees (Note 2)                              14,995
   Accrued professional fees                                         14,189
   Accrued shareholder reporting fees (Note 2)                          577
   Accrued trustees' fees (Note 2)                                      500
   Accrued chief compliance officer fee (Note 2)                        369
   Other accrued expenses and liabilities                             2,438
                                                                -----------
      Total liabilities                                                               1,076,607
                                                                              -----------------
Net Assets                                                                    $   2,015,087,913
                                                                              =================
Net Assets consist of:
   Paid-in capital                                                            $   1,798,141,332
   Accumulated net realized gain                                                     40,387,485
   Undistributed net investment income                                                6,180,167
   Net unrealized appreciation                                                      170,378,929
                                                                              -----------------
Total Net Assets                                                              $   2,015,087,913
                                                                              =================
Shares of beneficial interest outstanding                                            51,652,158
                                                                              =================
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                            $           39.01
                                                                              =================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio (net foreign witholding taxes $3,185,872)                  $  29,706,567
   Interest and securities lending income allocated from Portfolio                                         1,263,573
   Expenses allocated from Portfolio                                                                      (9,156,881)
                                                                                                       -------------
      Net investment income allocated from Portfolio                                                       21,813,259

Expenses
   Administrative service fees (Note 2)                                                  $  234,844
   Registration fees                                                                        231,010
   Professional fees                                                                         58,886
   Transfer agent fees (Note 2)                                                              52,172
   Insurance expense                                                                          2,074
   Trustees' fees (Note 2)                                                                    2,000
   Miscellaneous expenses                                                                    31,493
                                                                                         ----------
      Total expenses                                                                                         612,479
                                                                                                       -------------
         Net investment income                                                                            21,200,780
                                                                                                       -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investment securities, futures transactions, foreign currency
         exchange transactions and forward currency transactions                                          38,731,387
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments securities, futures contracts, foreign currency
         exchange translations and forward currency contracts                                            123,661,754
                                                                                                       -------------
   Net realized and unrealized gain (loss)                                                               162,393,141
                                                                                                       -------------
Net Increase in Net Assets from Operations                                                             $ 183,593,921
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the              For the
                                                                            Year Ended           Year Ended
                                                                        September 30, 2006   September 30, 2005
                                                                        ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                          $     21,200,780     $     2,848,226
   Net realized gain (loss)                                                    38,731,387          16,706,539
   Change in net unrealized appreciation (depreciation)                       123,661,754          28,802,354
                                                                         ----------------     ---------------
   Net increase (decrease) in net assets from investment operations           183,593,921          48,357,119
                                                                         ----------------     ---------------

Distributions to Shareholders (Note 1C)
   From net investment income                                                 (15,633,628)         (2,263,100)
   From net realized gains on investments                                     (17,704,234)         (2,586,841)
                                                                         ----------------     ---------------
   Total distributions to shareholders                                        (33,337,862)         (4,849,941)
                                                                         ----------------     ---------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                         1,655,730,693         124,417,682
   Value of shares issued in reinvestment of distributions                     16,673,962           4,058,519
   Cost of shares redeemed                                                    (94,637,359)         (9,593,513)
                                                                         ----------------     ---------------
   Net increase (decrease) in net assets from Fund share transactions       1,577,767,296         118,882,688
                                                                         ----------------     ---------------

Total Increase (Decrease) in Net Assets                                     1,728,023,355         162,389,866

Net Assets
   At beginning of year                                                       287,064,558         124,674,692
                                                                         ----------------     ---------------
   At end of year (including undistributed net investment income
      of $6,180,167 and $412,285, respectively)                          $  2,015,087,913     $   287,064,558
                                                                         ================     ===============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                               Year Ended September 30,
                                                             ------------------------------------------------------------
                                                                 2006          2005        2004       2003         2002
                                                             ------------   ---------   ---------   --------     --------
Net Asset Value, Beginning of Year                           $      34.34   $   27.03   $   21.62   $  17.10     $  18.53
                                                             ------------   ---------   ---------   --------     --------
From Investment Operations:
   Net investment income (loss)* (a)                                 0.71        0.50        0.31       0.23         0.25
   Net realized and unrealized gains (loss) on investments           5.59        7.73        5.49       4.55        (1.48)
                                                             ------------   ---------   ---------   --------     --------
Total from operations                                                6.30        8.23        5.80       4.78        (1.23)
                                                             ------------   ---------   ---------   --------     --------
Less Distributions to Shareholders:
   From net investment income                                       (0.40)      (0.39)      (0.39)     (0.26)       (0.20)
   From net realized gains on investments                           (1.23)      (0.53)         --         --           --
                                                             ------------   ---------   ---------   --------     --------
Total distributions to shareholders                                 (1.63)      (0.92)      (0.39)     (0.26)       (0.20)
                                                             ------------   ---------   ---------   --------     --------
Net Asset Value, End of Year                                 $      39.01   $   34.34   $   27.03   $  21.62     $  17.10
                                                             ============   =========   =========   ========     ========
Total Return                                                        19.01%      31.06%      27.04%     28.23%(b)    (6.77%)(b)

Ratios/Supplemental data:
   Expenses (to average daily net assets)* (c)                       0.88%       1.01%       1.12%      1.16%        1.00%
   Net Investment Income (to average daily net assets)*              1.91%       1.59%       1.22%      1.21%        1.29%
   Portfolio Turnover                                                 N/A         N/A         N/A         17%(d)       87%(d)
   Net Assets, End of Year (000's omitted)                   $  2,015,088   $ 287,065   $ 124,675   $ 77,727     $ 51,087

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (a)                             N/A         N/A         N/A   $   0.19     $   0.18
   Ratios (to average daily net assets):
      Expenses (c)                                                 N/A         N/A         N/A       1.34%        1.33%
      Net investment income                                        N/A         N/A         N/A       1.03%        0.96%

(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover ratio for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The object of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest of The Boston Company International Core Equity Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies represented in the MSCI Europe, Australia, Far East Index and Canada. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006 the Fund owned 91% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      The Funds investment in the portfolio are recorded on the settlement date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $52,172 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,165. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $577 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $101,123 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006, aggregated $1,658,279,695 and $127,633,188, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Shares of Beneficial Interest

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              For the              For the
                                             Year Ended           Year Ended
                                         September 30, 2006   September 30, 2005
                                         ------------------   ------------------

      Shares sold                             45,334,340           3,919,181

      Shares issued to shareholders in
        reinvestment of distributions            479,216             138,802
      Shares redeemed                         (2,520,245)           (312,002)
                                            ------------        ------------
      Net increase                            43,293,311           3,745,981
                                            ============        ============

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $47,195 in redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings as of September 30, 2006, were as follows:

                Undistributed ordinary income     $ 19,214,625
                Undistributed capital gains         29,537,583
                                                  ------------
                Total distributable earnings      $ 48,752,208
                                                  ============

      Tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, was as follows:

                                                2006                2005
                                            ------------        ------------
          Ordinary income                   $ 19,748,254        $  2,263,100
          Capital Gains                       13,589,608           2,586,841
                                            ------------        ------------
          Total Distributions               $ 33,337,862        $  4,849,941
                                            ============        ============

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Trust and Shareholders of The Boston Company International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Core Equity Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the invesment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--98.7%

EQUITIES--97.6%

Australia--3.7%
BHP Billiton Ltd.                                                                                       1,514,900   $    28,941,562
Caltex Australia Ltd.                                                                                     469,600         8,365,952
Commonwealth Bank of Australia                                                                            328,300        11,195,703
Pacific Brands Ltd.                                                                                     3,688,400         6,955,813
QBE Insurance Group Ltd.                                                                                1,067,900        19,502,310
Telstra Corp. Ltd.                                                                                      2,149,600         5,944,577
                                                                                                                    ---------------
                                                                                                                         80,905,917
                                                                                                                    ---------------

Austria--0.6%
Boehler-Uddeholm                                                                                          220,800        12,419,664
                                                                                                                    ---------------

Belgium--3.0%
Agfa Gevaert NV                                                                                           263,400         6,245,635
Delhaize Group                                                                                             88,900         7,468,045
InBev NV                                                                                                  509,900        28,073,340
KBC Groupe                                                                                                221,000        23,272,935
                                                                                                                    ---------------
                                                                                                                         65,059,955
                                                                                                                    ---------------

Denmark--0.5%
Carlsberg AS                                                                                               63,411         5,333,958
Danske Bank AS                                                                                            160,800         6,325,378
                                                                                                                    ---------------
                                                                                                                         11,659,336
                                                                                                                    ---------------

Finland--2.2%
Fortum Oyj                                                                                                373,800         9,958,286
KCI Konecranes Oyj                                                                                         43,500           825,715
Kesko Oyj                                                                                                 235,000         9,881,017
Metso Corp.                                                                                               278,000        10,229,666
Nokia Oyj                                                                                                 396,300         7,869,282
Rautaruukki Oyj                                                                                           312,800         8,983,679
                                                                                                                    ---------------
                                                                                                                         47,747,645
                                                                                                                    ---------------

France--10.0%
BNP Paribas                                                                                               338,900        36,462,183
Bouygues SA                                                                                               284,000        15,189,524
Cap Gemini SA                                                                                             211,100        11,196,837
Sanofi-Synthelabo SA                                                                                      184,300        16,405,206
Silicon-On-Insulator Technologies (a)                                                                     208,900         6,039,383
Societe Generale                                                                                          288,300        45,878,332
Suez SA                                                                                                   249,400        10,967,175
Total SA (b)                                                                                              385,220        25,277,751
Vallourec SA                                                                                               33,150         7,730,089
Vinci SA                                                                                                  157,900        17,579,070
Vivendi SA                                                                                                747,600        26,950,412
                                                                                                                    ---------------
                                                                                                                        219,675,962
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Germany--6.9%
Bayerische Motoren Werke AG                                                                               136,900   $     7,332,408
Continental AG                                                                                            252,200        29,241,561
Deutsche Bank AG                                                                                          118,800        14,334,750
E On AG                                                                                                   200,000        23,706,528
Heidelberger Druckmaschinen                                                                               163,600         6,744,030
Henkel KGaA                                                                                               108,600        15,100,708
Man AG                                                                                                    157,200        13,303,258
Merck KGaA                                                                                                 93,410         9,904,277
MTU Aero Engines Holding AG                                                                               185,200         6,920,546
SAP AG                                                                                                     34,430         6,827,992
Thyssenkrupp AG                                                                                           505,300        17,023,941
                                                                                                                    ---------------
                                                                                                                        150,439,999
                                                                                                                    ---------------

Greece--0.7%
Coca-Cola Hellenic Bottling Co. SA                                                                        423,100        14,581,820
                                                                                                                    ---------------

Hong Kong--1.6%
Bank of East Asia Ltd.                                                                                  1,852,100         8,451,704
China Mobile Ltd.                                                                                       3,011,600        21,281,138
HSBC Holdings PLC                                                                                          58,300         1,063,415
The Wharf(Holdings) Ltd.                                                                                1,391,400         4,768,738
                                                                                                                    ---------------
                                                                                                                         35,564,995
                                                                                                                    ---------------

Ireland--2.0%
Allied Irish Banks PLC                                                                                    495,100        13,183,523
C & C Group PLC                                                                                         1,151,600        15,639,050
CRH PLC                                                                                                   467,400        15,782,621
                                                                                                                    ---------------
                                                                                                                         44,605,194
                                                                                                                    ---------------

Italy--3.3%
AEM Spa                                                                                                 3,513,000         9,488,051
Banca Intesa Spa                                                                                        2,918,133        19,204,000
Capitalia Spa                                                                                           2,500,900        20,707,552
Eni Spa                                                                                                   790,100        23,413,160
                                                                                                                    ---------------
                                                                                                                         72,812,763
                                                                                                                    ---------------

Japan--21.5%
Canon, Inc.                                                                                               637,950        33,272,136
Daiichi Sankyo Co., Ltd.                                                                                  283,500         8,041,021
Dainippon Sumitomo Pharma Co., Ltd.                                                                       503,000         6,043,155
Daiwa Securities Group                                                                                    721,700         8,420,139
Diamond Lease Co., Ltd.                                                                                   136,700         6,585,581
East Japan Railway Co.                                                                                        859         6,007,400
Fujitsu Ltd.                                                                                            1,583,300        13,056,762
Honda Motor Co., Ltd.                                                                                     999,900        33,609,373
Kirin Brewery Co., Ltd.                                                                                       400             5,341
Kobayashi Pharmaceutical Co., Ltd.                                                                        179,600         6,857,980

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Japan (continued)
Komatsu Ltd.                                                                                            1,708,300   $    29,505,817
Kubota Corp.                                                                                            2,432,000        19,973,245
Makita Corp.                                                                                              280,500         8,240,919
Matsushita Electric Industrial Co., Ltd.                                                                  602,200        12,746,592
Mitsubishi Corp.                                                                                          527,400         9,913,030
Mitsubishi Electric Corp.                                                                               1,746,000        14,708,915
Mitsubishi Gas Chemical Co., Inc.                                                                       1,290,200        14,015,127
Mizuho Financial Group, Inc.                                                                                2,243        17,395,547
Nikon Corp.                                                                                               499,000        10,308,695
Nippon Suisan Kaisha Ltd.                                                                               1,292,800         7,114,724
Nomura Holdings, Inc.                                                                                     609,400        10,731,962
NTT Corp.                                                                                                   3,883        19,068,157
Orix Corp.                                                                                                 90,280        24,956,752
Sankyo Co., Ltd.                                                                                          178,500         9,536,322
Sumco Corp.                                                                                               214,100        15,861,273
Sumitomo Metal Industries, Ltd.                                                                         4,268,000        16,369,520
Sumitomo Mitsui Financial                                                                                     585         6,141,732
Sumitomo Trust & Banking Co., Ltd.                                                                      2,163,000        22,635,408
Takeda Chemical Industries                                                                                256,700        16,017,941
TDK Corp.                                                                                                  77,900         6,239,387
Tokyo Electric Power Co.                                                                                  354,000        10,190,500
Tokyo Electron Ltd.                                                                                       182,400        13,481,941
Toshiba Corp.                                                                                           1,151,000         7,464,787
Toyo Suisan Kaisha Ltd.                                                                                   481,900         6,948,401
Toyota Motor Corp.                                                                                        409,100        22,237,084
                                                                                                                    ---------------
                                                                                                                        473,702,666
                                                                                                                    ---------------

Netherlands--3.7%
ASM Lithography Holding NV (a)                                                                            457,700        10,701,905
DSM NV                                                                                                    347,900        15,258,936
Fugro NV                                                                                                  160,100         6,745,916
Ing Groep NV CVA                                                                                        1,085,400        47,743,403
                                                                                                                    ---------------
                                                                                                                         80,450,160
                                                                                                                    ---------------

New Zealand--0.3%
Fletcher Building Ltd.                                                                                  1,111,700         6,223,797
                                                                                                                    ---------------

Norway--1.8%
DNB NOR ASA                                                                                             1,086,200        13,306,458
Norsk Hydro ASA                                                                                           453,200        10,127,549
Orkla ASA                                                                                                 324,200        15,434,071
                                                                                                                    ---------------
                                                                                                                         38,868,078
                                                                                                                    ---------------

Singapore--0.3%
United Overseas Bank Ltd.                                                                                 674,500         6,926,884
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         Value
Security                                                                                                   Shares      (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Spain--3.1%
ACS Actividades                                                                                           458,200   $    21,729,310
Banco Santander Central                                                                                   419,600         6,634,698
Corp Mapfre SA                                                                                            289,900         6,057,936
Repsol YPF SA                                                                                             360,700        10,734,418
Telefonica SA                                                                                           1,346,600        23,341,372
                                                                                                                    ---------------
                                                                                                                         68,497,734
                                                                                                                    ---------------

Sweden--2.8%
Nordea Bank AB                                                                                          1,093,500        14,330,803
Skandinaviska Enskilda                                                                                    888,000        23,881,396
Svenska Cellulosa AB                                                                                      207,400         9,513,242
Volvo AB                                                                                                  230,100        13,711,387
                                                                                                                    ---------------
                                                                                                                         61,436,828
                                                                                                                    ---------------

Switzerland--6.3%
Baloise Holdings                                                                                          119,190        11,696,883
Credit Suisse Group                                                                                       584,400        33,816,956
Roche Holding AG                                                                                          180,400        31,194,497
Sulzer AG                                                                                                  16,810        13,397,717
The Swatch Group AG                                                                                        32,420         6,264,634
UBS AG (a)                                                                                                194,400        11,630,105
Zurich Financial Services AG                                                                              119,500        29,366,052
                                                                                                                    ---------------
                                                                                                                        137,366,844
                                                                                                                    ---------------

United Kingdom--23.3%
Alliance Boots PLC                                                                                        733,998        10,647,136
AstraZeneca PLC                                                                                           311,300        19,449,198
Aviva PLC                                                                                               1,582,000        23,184,860
Barclays PLC                                                                                            1,633,190        20,603,113
Barratt Developments PLC                                                                                  878,900        17,536,096
BG Group PLC                                                                                              588,300         7,146,276
BP PLC                                                                                                  3,257,600        35,485,995
British Airways PLC (a)                                                                                 2,588,400        20,686,904
British American Tobacco PLC                                                                              594,000        16,054,245
BT Group PLC                                                                                            2,650,800        13,296,826
Enterprise Inns PLC                                                                                       857,000        16,922,695
GlaxoSmithKline PLC                                                                                     1,229,000        32,710,540
Greene King PLC                                                                                           740,300        12,512,144
HBOS PLC                                                                                                1,810,700        35,822,652
HSBC Holdings PLC                                                                                       1,507,400        27,494,549
International Power PLC                                                                                 4,755,000        27,856,792
Kelda Group PLC                                                                                           403,300         6,420,055
Marks & Spencer Group PLC                                                                               1,713,400        20,604,787
National Grid PLC                                                                                       1,735,100        21,677,641

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom (continued)
Royal Bank of Scotland Group PLC                                                                          589,385   $    20,286,964
Royal Dutch Shell PLC                                                                                     202,200         6,668,425
Royal Dutch Shell PLC                                                                                     879,000        29,827,917
United Business Media PLC                                                                                 859,900        10,662,771
Vodafone Group PLC (a)                                                                                  8,927,537        20,427,573
WPP Group PLC                                                                                           1,043,500        12,929,647
Xstrata PLC                                                                                               666,500        27,532,066
                                                                                                                    ---------------
                                                                                                                        514,447,867
                                                                                                                    ---------------
Total Equities (Cost $1,963,682,194)                                                                                  2,143,394,108
                                                                                                                    ---------------

PREFERRED STOCK--1.0%
Fresenius AG (Cost $20,436,694)                                                                           125,180        22,337,825
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS--0.1%                                                    Rate     Maturity     Par Value
                                                                                ----    ----------   ------------
U.S. Government--0.1%
U.S. Treasury Bill--0.1% (c)(d) (Cost $2,930,369)                               4.80%   12/14/2006   $  2,960,000         2,930,369
                                                                                                                    ---------------

INVESTMENT OF CASH COLLATERAL--0.0%                                                                     Shares
                                                                                                     ------------
BlackRock Cash Strategies L.L.C. (e)
   (Cost $1,385)                                                                5.35%                       1,385             1,385
                                                                                                                    ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $1,987,050,642)                                                                  2,168,663,687
                                                                                                                    ---------------

AFFILIATED INVESTMENTS--1.5%
Dreyfus Institutional Preferred Plus Money Market Fund (e) (f)
   (Cost $32,556,045)                                                           5.32%                  32,556,045        32,556,045
                                                                                                                    ---------------

TOTAL INVESTMENTS--100.2% (Cost $2,019,606,,687)                                                                      2,201,219,732

LIABILITIES IN EXCESS OF OTHER ASSETS--(0.2)%                                                                            (5,442,465)
                                                                                                                    ---------------

NET ASSETS--100.0%                                                                                                  $ 2,195,777,267
                                                                                                                    ===============

Notes to Schedule of Investments:

(a)   Non-income producing security.

(b)   Security, or a portion of thereof, was on loan at September 30, 2006.

(c) Denotes all or part of security segregated as collateral for futures transactions.

(d)   Rate noted is yield to maturity.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

At September 30, 2006, the Portfolio held the following forward foreign currency exchange contracts:

                                        Local
                                      Principal       Contract           Value at           USD Amount     Unrealized
Contracts to Receive                    Amount       Value Date     September 30, 2006      to Deliver        Loss
------------------------------------------------------------------------------------------------------------------------
Danish Krone                          14,860,206      10/2/2006         $ 2,528,226        $ 2,530,861     $   (2,635)
Danish Krone                          10,000,000      10/3/2006           1,701,346          1,701,346             --
Japanese Yen                         200,000,000      10/2/2006           1,694,127          1,697,217         (3,090)
                                                                                                           ----------
                                                                                                           $   (5,725)
                                                                                                           ==========

At September 30, 2006, the Portfolio held the following futures contracts:

                                                                         Underlying Face     Unrealized
Contract                                Position     Expiration Date     Amount at Value        Gain
----------------------------------------------------------------------------------------------------------
MSCI Pan-Euro (641 Contracts)             Long          12/15/2006         $ 18,516,236      $   214,846
Topix Futures (45 Contracts)              Long           12/7/2006            6,011,495          204,293
                                                                                             -----------
                                                                                             $   419,139
                                                                                             ===========

                                              Percentage of
      Economic Sector Allocation                Net Assets
      -----------------------------------------------------
      Consumer Discretionary                      12.3%
      Consumer Staples                             7.2
      Energy                                       7.9
      Financials                                  29.8
      Health Care                                  7.4
      Industrials                                  9.3
      Information Technology                       6.1
      Materials                                    8.2
      Telecommunication Services                   4.9
      Utilities                                    5.5
      Short-term and Other Assets                  1.4
                                                 -----
                                                 100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (Note 1A) (including securities on loan, valued at $1,312
      (Note 6))
      Unaffiliated issuers, at value (cost $1,987,050,642)                                                         $  2,168,663,687
      Affiliated issuers, at value (Note 1H) (cost $32,556,045)                                                          32,556,045
   Foreign currency, at value (cost, $38,848,306)                                                                        38,646,822
   Receivable for investments sold                                                                                       33,539,564
   Interest and dividends receivable                                                                                      5,058,078
   Receivable for variation margin on open futures contracts (Note 5)                                                        65,592
   Prepaid expenses                                                                                                          13,412
                                                                                                                   ----------------
      Total assets                                                                                                    2,278,543,200

Liabilities
   Payable for investments purchased                                                              $   82,628,652
   Unrealized depreciation on forward currency exchange contracts (Note 5)                                 5,725
   Collateral for securities on loan (Note 6)                                                              1,385
   Accrued accounting, administration and custody fees (Note 2)                                           90,660
   Accrued professional fees                                                                              22,076
   Accrued trustees' fees and expenses (Note 2)                                                           16,560
   Other accrued expenses and liabilities                                                                    875
                                                                                                  --------------
      Total liabilities                                                                                                  82,765,933
                                                                                                                   ----------------
Net Assets (applicable to investors' beneficial interest)                                                          $  2,195,777,267
                                                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                             Statement of Operations
                     For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign withholding taxes of $3,489,769)                                                $     31,949,989
   Dividend income from affiliated investments (Note 1H)                                                                    595,403
   Interest income                                                                                                        1,383,345
   Securitiy lending income (Note 6)                                                                                              9
                                                                                                                   ----------------
      Total investment Income                                                                                            33,928,746

Expenses
   Investment advisory fee (Note 2)                                                               $    9,116,697
   Accounting, administration and custody fees (Note 2)                                                  756,469
   Professional fees                                                                                      41,886
   Trustees' fees and expenses (Note 2)                                                                   80,037
   Insurance expense                                                                                      15,325
   Miscellaneous expenses                                                                                 15,606
                                                                                                  --------------
      Total expenses                                                                                                     10,026,020
                                                                                                                   ----------------
         Net investment income                                                                                           23,902,726
                                                                                                                   ----------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss)
      Investments                                                                                     41,602,599
      Financial futures transactions                                                                     564,934
      Foreign currency transactions and forward currency exchange transactions                           147,676
                                                                                                  --------------
         Net realized gain (loss)                                                                                        42,315,209
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                                    133,295,987
      Financial futures contracts                                                                        422,677
      Foreign currency translations and forward currency exchange contracts                              (37,601)
                                                                                                  --------------
        Change in net unrealized appreciation (depreciation)                                                            133,681,063
                                                                                                                   ----------------
            Net realized and unrealized gain (loss)                                                                     175,996,272
                                                                                                                   ----------------
Net Increase in Net Assets from Operations                                                                         $    199,898,998
                                                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             For the              For the
                                                                           Year Ended            Year Ended
                                                                       September 30, 2006    September 30, 2005
                                                                       ------------------    ------------------
Increase (Decrease) in Net Assets

From Operations
   Net investment income (loss)                                         $    23,902,726        $   3,115,216
   Net realized gain (loss)                                                  42,315,209           17,557,963
   Change in net unrealized appreciation (depreciation)                     133,681,063           30,186,081
                                                                        ---------------        -------------
   Net increase (decrease) in net assets from operations                    199,898,998           50,859,260
                                                                        ---------------        -------------
Capital Transactions
   Contributions                                                          1,834,896,418          147,880,626
   Withdrawals                                                             (147,003,408)         (17,050,877)
                                                                        ---------------        -------------
   Net increase (decrease) in net assets from capital transactions        1,687,893,010          130,829,749
                                                                        ---------------        -------------
Total Increase (Decrease) in Net Assets                                   1,887,792,008          181,689,009

Net Assets
   At beginning of year                                                     307,985,259          126,296,250
                                                                        ---------------        -------------
   At end of year                                                       $ 2,195,777,267        $ 307,985,259
                                                                        ===============        =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                       For the Period
                                                                                                      January 28, 2003
                                                                  Year Ended September 30,              (commencement
                                                         ----------------------------------------     of operations) to
                                                            2006           2005           2004       September 30, 2003
                                                         -----------    -----------    -----------   ------------------
Total Return (a)                                               18.99%         31.12%         27.12%        22.46%(b)

Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                      0.83%          0.95%          1.04%         1.17%(c)
   Net Investment Income (to average daily net assets)*         1.97%          1.66%          1.30%         1.81%(c)
   Portfolio Turnover                                             51%            58%            80%           63%(b)
   Net Assets, End of Year (000's omitted)               $ 2,195,777    $   307,985    $   126,296      $ 77,660

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken the ratios would have been:

   Ratios (to average daily net assets):
      Expenses                                                N/A            N/A            N/A          1.20%(c)
      Net investment income                                   N/A            N/A            N/A          1.78%(c)

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

(b)   Not annualized.

(c)   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are represented in the MSCI Europe, Australia, Far East Index (EAFE) and Canada.

      At September 30, 2006, there were two funds, The Boston Company International Core Equity Fund and Dreyfus Premier International Equity Fund (the "Funds") invested in the Portfolio. The value of the Funds' investment in the Portfolio reflects the Funds' proportionate interests in the net assets of the Portfolio. At September 30, 2006, The Boston Company International Core Equity Fund and the Dreyfus Premier International Equity Fund held approximately 91% and 9% interests in the Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Because foreign markets may be open at different times than the New York Stock Exchange ("NYSE"), the value of the Portfolio's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

      If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time by the Trustees and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Portfolio to a significant extent.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      C. Income taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Foreign currency transactions

      The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management Company LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      I. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory, and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the first $500 million of the Portfolio's average daily net assets, 0.75% of the next $500 million and 0.70% on assets over $1 billion. During the period October 1, 2005 to January 31, 2006 the investment advisory fee was paid to TBCAM at an annual rate of 0.80%.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $756,469 for the year ended September 30, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $4, for the year ended September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                      Purchases         Sales
                                                    --------------  ------------
      Investments (non-U.S. Government Securities)  $2,290,839,028  $601,791,046
                                                    ==============  ============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

            Aggregate cost                                     $2,042,856,776
                                                               ==============
            Gross unrealized appreciation                      $  204,763,363
            Gross unrealized depreciation                         (24,721,942)
                                                               --------------
            Net unrealized appreciation (depreciation)         $  180,041,421
                                                               ==============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2006, the Portfolio held open foreign currency exchange contracts. See Schedule of Investments for further details.

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase and sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities for the year ended September 30, 2006 and earned interest on the invested collateral of $325 of which $316 was rebated to borrowers or paid in fees. At September 30, 2006, the Portfolio had securities valued at $1,312 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $6,717.

      For the year ended September 30, 2006, the Portfolio had average borrowings outstanding of $35,000 on a total of two days and incurred $9 of interest.

                   Mellon Institutional Funds Master Portfolio
             The Boston Company International Core Equity Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Shareholders of The Boston Company International Core Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Core Equity Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from January 28, 2003 (commencement of operations) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                       Trustee
                                                                  Principal          Portfolios in      Other        Remuneration
Name                                        Term of Office      Occupation(s)        Fund Complex   Directorships   (period ended
Address, and                  Position(s)    and Length of       During Past          Overseen by      Held by      September 30,
Date of Birth               Held with Trust   Time Served          5 Years              Trustee        Trustee          2006)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming               Trustee     Trustee since  Chairman Emeritus,              32            None         Fund: $500
c/o Decision                                11/3/1986      Decision Resources, Inc.                               Portfolio: $7,758
Resources, Inc.                                            ("DRI") (biotechnology
260 Charles Street                                         research and consulting
Waltham, MA 02453                                          firm); formerly Chairman
9/30/40                                                    of the Board and Chief
                                                           Executive Officer, DRI

Caleb Loring III                Trustee     Trustee since  Trustee, Essex Street           32            None         Fund: $500
c/o Essex Street Associates                 11/3/1986      Associates (family                                     Portfolio: $8,666
P.O. Box 5600                                              investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman            Trustee     Trustee since  William Joseph Maier,           32            None         Fund: $500
c/o Harvard University                      9/13/1989      Professor of Political                                 Portfolio: $7,758
Littauer Center 127                                        Economy, Harvard
Cambridge, MA 02138                                        University
8/5/44

John H. Hewitt                  Trustee     Trustee since  Trustee, Mertens                32            None         Fund: $500
P.O. Box 2333                               11/3/1986      House, Inc. (hospice)                                  Portfolio: $7,758
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard             Trustee,    Since 2003     President and Chief             32            None             $0
The Boston Company             President                   Operating Officer of
Asset Management, LLC          and Chief                   The Boston Company
One Boston Place               Executive                   Asset Management, LLC;
Boston, MA 02108                Officer                    formerly Senior
7/24/65                                                    Vice President
                                                           and Chief Operating
                                                           Officer,
                                                           Mellon Asset Management
                                                           ("MAM") and Vice
                                                           President and Chief
                                                           Financial Officer, MAM

Principal Officers who are Not Trustees

Name                                            Term of Office
Address, and                    Position(s)      and Length of                    Principal Occupation(s)
Date of Birth                 Held with Trust     Time Served                       During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann              Vice President   Since 2003       Senior Vice President and Head of Operations,
Mellon Asset Management        and Secretary                     Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                 Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson            Vice President    Vice President   Vice President and Mutual Funds Controller,
Mellon Asset Management        and Treasurer    since 1999;      Mellon Asset Management; formerly Assistant Vice
One Boston Place                                Treasurer        President and Mutual Funds Controller, Standish
Boston, MA 02108                                since 2002       Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996       Vice President and Manager, Mutual Funds
Mellon Asset Management          President                       Operations, Mellon Asset Management; formerly Vice
One Boston Place                                                 President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                 Standish Mellon Asset Management Company, LLC
8/19/51

Cara E. Hultgren              Assistant Vice    Since 2001       Assistant Vice President and Manager of Compliance,
Mellon Asset Management          President                       Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                                 of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                 Representative, Standish Mellon Asset Management
1/19/71                                                          Company, LLC

Mary T. Lomasney                   Chief        Since 2005       First Vice President, Mellon Asset Management and
Mellon Asset Management         Compliance                       Chief Compliance Officer, Mellon Funds Distributor, L.P.
One Boston Place                  Officer                        and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                                 Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                           State Street Research & Management Company
                                                                 ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6924AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                         The Boston Company
                                      Large Cap Core Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

During a year that witnessed continued monetary tightening, an erosion in housing affordability and volatile energy costs, the twelve month period ended September 30, 2006 can be seen as a time when the U.S. economy began to shift gears from above trend growth to at or slightly below the probable long term growth rate of 3%. This gradual deceleration bodes well for lower inflation as economic activity moderates.

For the 12-months ended September 30, 2006, The Boston Company Large Cap Core Fund had a total return of 9.8%. This put the Fund slightly behind the S&P 500 Index, its benchmark, which returned 10.8% over the same period. While stock selection was strong, modest sector weight variances as compared to the S&P 500 Index detracted from performance for the period.

Equity leadership was mixed, and the market rewarded stocks with both higher betas and expected growth rates. At least in the recent quarter, there appeared to be a discernable shift in performance favoring larger cap stocks, however that shift has been specific to value and core stocks, and not as prevalent in growth stocks. For the year, the best return within the S&P 500 Index came from the Telecommunications Services and Financials sectors. The 12-month period ended September 30, 2006 was robust for stocks; in that all sectors produced a positive return.

Despite our cognizance of the overall environment, we have not altered the disciplined investment process with which we manage the Fund. The key component of our process is to identify companies we believe are undervalued, i.e. where the stock price does not fully reflect future earnings potential. Our universe begins with the largest 1000 liquid stocks. We then utilize the expertise of our analysts' sector specific models to identify those companies that are believed to have the best combinations of low valuations and fundamental business strength. Once those candidates are identified, we conduct further fundamental research to determine those companies that are considered most likely to sustain their positive business momentum. The continued application of our investment discipline aggregates a portfolio of companies that we consider to have attractive valuations and better-than-average business strength. Although we cannot guarantee performance, we believe that building our portfolio on a bottom-up, stock-by-stock basis, we can achieve successful individual stock selection, which is the core result of our investment process.

While economic growth is expected to moderate, our outlook sees no significant threat of recession. Rather, there are expectations of monetary easing on the horizon as we head into 2007. Overall, we anticipate a modest deceleration in company profits, but due to the healthy nature of corporate balance sheets, we do not

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

envision an aggressive reversion scenario. The recent decline in energy prices has impacted stock prices negatively in that sector, and given off a bullish signal for the U.S. market. We attribute this to the cooling down of global demand, and continue to subscribe to our "stronger, longer" energy price thesis.

Our equity outlook is that overall expansion should offset any negative headwinds from slowing earnings. We welcome much of the worry as a buying opportunity, and we continue to add attractive positions that are selling at a discount to their future earnings power.

/s/ Martin Stephan                              /s/ Sean Fitzgibbon

Martin Stephan                                  Sean Fitzgibbon

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company Large Cap Core Fund and the Standard & Poor's 500 Composite Stock Price Index
                                   (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------
                                                                          Since
                                                                       Inception
            1 Year        3 Years        5 Years        10 Years        1/3/1991
--------------------------------------------------------------------------------
Fund         9.84%         12.12%         7.15%          8.76%           12.32%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    Expenses Paid
                                 Beginning          Ending          During Period+
                               Account Value     Account Value     April 1, 2006 to
                               April 1, 2006  September 30, 2006  September 30, 2006
------------------------------------------------------------------------------------
Actual                           $1,000.00        $1,025.10            $4.57(1)
Hypothetical (5% return
  per year before expenses)      $1,000.00        $1,020.56            $4.56(1)

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(1) The example reflects the expenses of the Fund and the master portfolio in which the Fund invests all of its assets.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Percentage of
Top Ten Holdings*                       Sector                    Investments
------------------------------------------------------------------------------
Altria Group, Inc.                      Consumer Staples             3.2%
General Electric Corp.                  Industrials                  3.0
Bank of America Corp.                   Financials                   3.0
Cisco Systems, Inc.                     Information Technology       2.6
JPMorgan Chase & Co.                    Financials                   2.3
International Business Machines Corp.   Information Technology       2.3
ConocoPhillips                          Energy                       2.0
Morgan Stanley                          Financials                   2.0
Citigroup, Inc.                         Financials                   1.8
Hewlett-Packard Co.                     Information Technology       1.8
                                                                    ----
                                                                    24.0%

*     Excludes short-term securities.

                                               Percentage of
Economic Sector Allocation                      Net Assets
------------------------------------------------------------
Consumer Discretionary                               9.3%
Consumer Staples                                     8.7
Energy                                              10.5
Financials                                          19.6
Health Care                                         14.9
Industrials                                         10.3
Information Technology                              16.7
Materials                                            2.3
Telecommunication Services                           1.5
Utilities                                            3.2
Short-term and Net Other Assets                      3.0
                                                   -----
                                                   100.0%

The Boston Company Large Cap Core Fund invests all of its investable assets in an interest of The Boston Company Large Cap Core Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company Large Cap Core Portfolio ("Portfolio"), at value (Note 1A)                 $93,589,737
   Receivable for Fund shares sold                                                                                 225,500
   Prepaid expenses                                                                                                  4,527
                                                                                                               -----------
      Total assets                                                                                              93,819,764
Liabilities
   Payable for Fund shares redeemed                                                                $38,528
   Accrued professional fees                                                                        11,686
   Accrued administrative service fee (Note 2)                                                      10,172
   Accrued shareholder reporting fee (Note 2)                                                        6,395
   Accrued chief compliance officer fee (Note 2)                                                     1,468
   Accrued transfer agent fees (Note 2)                                                              1,370
   Accrued trustees' fees (Note 2)                                                                     500
   Other accrued expenses and liabilities                                                            4,742
                                                                                                   -------
      Total liabilities                                                                                             74,861
                                                                                                               -----------
Net Assets                                                                                                     $93,744,903
                                                                                                               ===========
Net Assets consist of:
   Paid-in capital                                                                                             $84,342,292
   Accumulated net realized gain                                                                                 3,532,181
   Undistributed net investment income                                                                             213,510
   Net unrealized appreciation                                                                                   5,656,920
                                                                                                               -----------
Total Net Assets                                                                                               $93,744,903
                                                                                                               ===========
Shares of beneficial interest outstanding                                                                        2,494,636
                                                                                                               ===========
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                             $     37.58
                                                                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio (net of foreign withholding taxes of $2,147)                      $   916,822
   Interest income allocated from Portfolio                                                                         5,500
   Expenses allocated from Portfolio                                                                             (362,511)
                                                                                                              -----------
      Net investment income allocated from Portfolio                                                              559,811
Expenses
   Administrative service fee (Note 2)                                                        $    40,360
   Professional fees                                                                               28,249
   Registration fees                                                                               20,082
   Transfer agent fees (Note 2)                                                                     8,250
   Shareholder reporting expense (Note 2)                                                           7,000
   Trustees' fees (Note 2)                                                                          3,409
   Insurance expense                                                                                1,380
   Miscellaneous expenses                                                                          14,542
                                                                                              -----------
      Total expenses                                                                              123,272
Deduct:
   Reimbursement of Fund operating expenses (Note 2)                                              (45,139)
                                                                                              -----------
      Net expenses                                                                                                 78,133
                                                                                                              -----------
         Net investment income                                                                                    481,678
                                                                                                              -----------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investments                                                                               3,508,362
      Financial futures transactions                                                              357,131
                                                                                              -----------
         Net realized gain (loss)                                                                               3,865,493
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments                                                                                                 866,918
                                                                                                              -----------
   Net realized and unrealized gain (loss)                                                                      4,732,411
                                                                                                              -----------
Net Increase in Net Assets from Operations                                                                    $ 5,214,089
                                                                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the             For the
                                                                            Year Ended           Year Ended
                                                                        September 30, 2006   September 30, 2005
                                                                        ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                         $          481,678   $          608,708
   Net realized gain (loss)                                                      3,865,493            7,108,328
   Change in net unrealized appreciation (depreciation)                            866,918             (560,299)
                                                                        ------------------   ------------------
   Net increase (decrease) in net assets from investment operations              5,214,089            7,156,737
                                                                        ------------------   ------------------
Distributions to Shareholders (Note 1C)
   From net investment income                                                     (480,413)            (528,108)
   From net realized gains on investments                                       (5,953,616)                  --
                                                                        ------------------   ------------------
   Total distributions to shareholders                                          (6,434,029)            (528,108)
                                                                        ------------------   ------------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                             51,023,432            5,655,789
   Value of shares issued in reinvestment of distributions                       5,246,418              376,548
   Cost of shares redeemed                                                      (7,340,989)         (22,691,547)
                                                                        ------------------   ------------------
   Net increase (decrease) in net assets from Fund share transactions           48,928,861          (16,659,210)
                                                                        ------------------   ------------------
Total Increase (Decrease) in Net Assets                                         47,708,921          (10,030,581)

Net Assets
   At beginning of year                                                         46,035,982           56,066,563
                                                                        ------------------   ------------------
   At end of year (including undistributed net
      investment income of $213,510 and $212,245)                       $       93,744,903   $       46,035,982
                                                                        ==================   ==================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                    Year Ended September 30,
                                                             ------------------------------------------------------------------
                                                               2006          2005          2004           2003           2002
                                                             --------      --------      --------       --------       --------
Net Asset Value, Beginning of Year                           $  39.57      $  35.24      $  31.43       $  26.13       $  34.00
                                                             --------      --------      --------       --------       --------
From Investment Operations:
   Net investment income (loss)* (a)                             0.36          0.41          0.23           0.36           0.32
   Net realized and unrealized gains (loss) on investments       3.22          4.28(b)       3.92(b)        5.30          (5.77)(b)
                                                             --------      --------      --------       --------       --------
Total from operations                                            3.58          4.69          4.15           5.66          (5.45)
                                                             --------      --------      --------       --------       --------
Less Distributions to Shareholders:
   From net investment income                                   (0.39)        (0.36)        (0.34)         (0.36)         (0.21)
   From net realized gains on investments                       (5.18)           --            --             --          (2.21)
                                                             --------      --------      --------       --------       --------
Total distributions to shareholders                             (5.57)        (0.36)        (0.34)         (0.36)         (2.42)
                                                             --------      --------      --------       --------       --------
Net Asset Value, End of Year                                 $  37.58      $  39.57      $  35.24       $  31.43       $  26.13
                                                             ========      ========      ========       ========       ========
Total Return                                                     9.84%(c)     13.34%        13.23%(c)      21.76%(c)     (17.70)%(c)
Ratios/Supplemental data:
   Expenses (to average daily net assets)* (d)                   0.90%         0.85%         0.83%          0.71%          0.71%
   Net Investment Income (to average daily net assets)*          0.98%         1.10%         0.67%          1.23%          0.96%
   Net Assets, End of Year (000's omitted)                   $ 93,745      $ 46,036      $ 56,067       $ 64,150       $ 55,029

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (a)                    $   0.33         N/A        $   0.23       $   0.29       $   0.27
   Ratios (to average daily net assets):
     Expenses (d)                                             0.99%        N/A            0.84%          0.93%          0.83%
     Net investment income                                    0.89%        N/A            0.66%          1.01%          0.84%

(a)   Calculated based on average shares outstanding.

(b) Amounts includes litigation proceeds received by the Portfolio of $0.02 for the year ended September 30, 2005, $0.02 for the year ended September 30, 2004 and $0.06 for the year ended September 30, 2002.

(c)   Total return would have been lower in the absence of expense waivers.

(d)   Includes the Fund's share of the Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Large Cap Core Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest of The Boston Company Large Cap Core Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities in companies that appear to be undervalued relative to underlying business fundamentals. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006 the Fund owned 100% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions in the Portfolio are recorded as of trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. TBCAM voluntarily agreed to limit the total annual operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.90% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time. Pursuant to this agreement, for the year ended September 30, 2006, TBCAM voluntarily reimbursed $45,139 of the Fund's operating expenses.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $8,250 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $5,264. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $6,395 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $40,360 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006 aggregated $56,045,051 and $13,796,610, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              For the              For the
                                             Year Ended          Year Ended
                                         September 30, 2006  September 30, 2005
                                         ------------------  ------------------
      Shares sold                            1,384,404            148,469
      Shares issued to shareholders in
         reinvestment of distributions         146,598              9,893
      Shares redeemed                         (199,694)          (585,936)
                                             ---------           --------
      Net increase                           1,331,308           (427,574)
                                             =========           ========

      At September 30, 2006, one shareholder of record (Mellon Private Wealth Management, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of the Fund) held approximately 61% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $60 in redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings as of September 30, 2006, were as follows:

         Undistributed ordinary income          $   815,007
         Undistributed capital gain               3,131,008
                                                -----------
         Total distributable earnings           $ 3,946,015
                                                ===========

      The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

                                                    2006                2005
                                                -----------           ---------
         Distributions paid from:
           Ordinary income                      $ 1,406,425           $ 528,108
           Capital gains                          5,027,604                  --
                                                -----------           ---------
           Total Distributions                  $ 6,434,029           $ 528,108
                                                ===========           =========

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Large Cap Core Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                           Value
Security                                                                                                     Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENT--97.3%

EQUITIES--97.0%

Consumer Discretionary--9.3%
Circuit City Stores, Inc.                                                                                    24,090   $     604,900
Coach, Inc. (a)                                                                                              11,760         404,544
Fortune Brands, Inc.                                                                                          5,480         411,603
Hilton Hotels Corp.                                                                                          32,780         912,923
J.C. Penny Co., Inc.                                                                                          8,450         577,896
McDonalds Corp.                                                                                              33,690       1,317,953
Omnicom Group                                                                                                12,390       1,159,704
Target Corp.                                                                                                 26,570       1,467,993
The Home Depot, Inc.                                                                                         19,060         691,306
Walt Disney Co.                                                                                              27,530         850,952
Wyndham Worldwide Corp. (a)                                                                                  10,564         295,475
                                                                                                                      -------------
                                                                                                                          8,695,249
                                                                                                                      -------------

Consumer Staples--8.7%
Altria Group, Inc.                                                                                           38,420       2,941,051
Cadbury Schweppes PLC--ADR                                                                                   34,410       1,471,716
CVS Corp.                                                                                                    22,350         717,882
Dean Foods Corp. (a)                                                                                         10,650         447,513
Pepsico, Inc.                                                                                                21,670       1,414,184
The Kroger Co.                                                                                               50,140       1,160,240
                                                                                                                      -------------
                                                                                                                          8,152,586
                                                                                                                      -------------

Energy--10.5%
Chesapeake Energy Corp.                                                                                      21,000         608,580
Chevron Corp.                                                                                                10,672         692,186
ConocoPhillips                                                                                               30,160       1,795,425
ENSCO International, Inc.                                                                                    20,450         896,324
Exxon Mobil Corp.                                                                                            14,024         941,010
Hess Corp.                                                                                                   11,740         486,271
Marathon Oil Corp.                                                                                           12,590         968,171
Nabors Industries Ltd. (a)                                                                                   25,020         744,345
National-Oilwell Varco, Inc. (a)                                                                             15,770         923,334
Weatherford International Ltd. (a)                                                                           20,820         868,610
XTO Energy, Inc.                                                                                             20,360         857,767
                                                                                                                      -------------
                                                                                                                          9,782,023
                                                                                                                      -------------

Financial--19.6%
Allstate Corp./The                                                                                           17,120       1,073,938
Ambac Financial Group, Inc.                                                                                  11,090         917,698
American International Group                                                                                 12,619         836,135
Bank of America Corp.                                                                                        51,180       2,741,713
Chubb Corp.                                                                                                  17,450         906,702
Citigroup, Inc.                                                                                              32,966       1,637,421
E*TRADE Financial Corp. (a)                                                                                  27,270         652,298

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                           Value
Security                                                                                                     Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Financial (continued)
Hartford Financial Services Group, Inc.                                                                      10,020   $     869,235
JPMorgan Chase & Co.                                                                                         44,230       2,077,041
Lehman Brothers Holdings, Inc.                                                                               11,110         820,585
Merrill Lynch & Co., Inc.                                                                                    11,840         926,125
Metlife, Inc.                                                                                                14,270         808,824
Morgan Stanley                                                                                               24,240       1,767,338
PNC Financial Services Group, Inc.                                                                            6,470         468,687
Realogy Corp. (a)                                                                                             9,455         214,439
The Bank of New York Co., Inc.                                                                               18,930         667,472
U.S. Bancorp                                                                                                 28,660         952,085
                                                                                                                      -------------
                                                                                                                         18,337,736
                                                                                                                      -------------
Health Care--14.9%
Amerisourcebergen Corp.                                                                                      19,060         861,512
Amgen, Inc. (a)                                                                                              20,650       1,477,095
Baxter International, Inc.                                                                                   25,680       1,167,413
Becton Dickinson & Co.                                                                                        7,320         517,304
Cigna Corp.                                                                                                   5,990         696,757
Fisher Scientific International                                                                              13,020       1,018,685
Mettler-Toledo International, Inc.--ADR (a)                                                                   7,540         498,771
Novartis AG--ADR                                                                                             11,960         698,942
Pfizer, Inc.                                                                                                 36,110       1,024,080
Sanofi-Aventis--ADR                                                                                          20,820         925,865
Schering-Plough Corp.                                                                                        65,670       1,450,650
Thermo Electron Corp. (a)                                                                                    12,610         495,951
Universal Health Services, Inc.                                                                              12,020         720,359
Wellpoint, Inc. (a)                                                                                          15,190       1,170,390
Wyeth                                                                                                        23,810       1,210,500
                                                                                                                      -------------
                                                                                                                         13,934,274
                                                                                                                      -------------

Industrials--10.3%
Eaton Corp.                                                                                                  13,700         943,245
Emerson Electric Co.                                                                                         11,220         940,909
General Electric Corp.                                                                                       77,690       2,742,457
Goodrich Corp.                                                                                               13,680         554,314
L-3 Communications Holdings, Inc.                                                                            13,290       1,041,006
Textron, Inc.                                                                                                16,140       1,412,250
Tyco International Ltd                                                                                       49,990       1,399,220
US Airways Group, Inc. (a)                                                                                   14,222         630,461
                                                                                                                      -------------
                                                                                                                          9,663,862
                                                                                                                      -------------

Information Technology--16.7%
Accenture Ltd., Class A                                                                                      29,360         931,006
Amphenol Corp.                                                                                               12,850         795,801
Apple Computer, Inc. (a)                                                                                     12,650         974,430
Autodesk, Inc. (a)                                                                                           13,390         465,704
Cisco Systems, Inc. (a)                                                                                     101,640       2,337,720

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                           Value
Security                                                                                                     Shares      (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Information Technology (continued)
Cognizant Technology Solutions Corp. (a)                                                                      6,970   $     516,198
Google, Inc. (a)                                                                                              3,790       1,523,201
Hewlett-Packard Co.                                                                                          44,500       1,632,705
International Business Machines Corp.                                                                        24,940       2,043,584
Microsoft Corp.                                                                                              36,420         995,359
Motorola, Inc.                                                                                               39,440         986,000
National Semiconductor Corp.                                                                                 34,720         816,962
Oracle Corp. (a)                                                                                             31,380         556,681
Texas Instruments, Inc.                                                                                      32,800       1,090,600
                                                                                                                      -------------
                                                                                                                         15,665,951
                                                                                                                      -------------

Materials--2.3%
Phelps Dodge Corp.                                                                                           10,990         930,853
Rohm & Haas Co.                                                                                              14,830         702,201
Smurfit-Stone Container Corp. (a)                                                                            13,470         150,864
Steel Dynamics, Inc.                                                                                          7,010         353,655
                                                                                                                      -------------
                                                                                                                          2,137,573
                                                                                                                      -------------

Telecommunication Services--1.5%
AT&T, Inc.                                                                                                   41,770       1,360,031
                                                                                                                      -------------

Utilities--3.2%
Constellation Energy Group, Inc.                                                                             19,450       1,151,440
P G & E Corp.                                                                                                26,900       1,120,385
Sempra Energy                                                                                                14,440         725,603
                                                                                                                      -------------
                                                                                                                          2,997,428
                                                                                                                      -------------
Total Equities (Cost $85,069,793)                                                                                        90,726,713
                                                                                                                      -------------
SHORT-TERM INVESTMENTS--0.3%                                                         Rate    Maturity     Par Value
                                                                                     ----   ----------   ----------

U.S. Government--0.3%
U.S. Treasury Bill (b) (Cost $296,997)                                               4.80%  12/14/2006   $  300,000         296,997
                                                                                                                      -------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $85,366,790)

AFFILIATED INVESTMENTS--4.5%                                                                               Shares
                                                                                                         ----------
Dreyfus Institutional Preferred
   Plus Money Market Fund (b) (c) (Cost $4,211,418)                                  5.32%                4,211,418       4,211,418
                                                                                                                      -------------

TOTAL INVESTMENTS--101.8% (Cost $89,578,208)                                                                             95,235,128
                                                                                                                      -------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(1.8)%                                                                            (1,645,391)
                                                                                                                      -------------

NET ASSETS--100.0%                                                                                                    $  93,589,737
                                                                                                                      =============

Notes to Schedule of Investments:

ADR--American Depositary Receipts

(a)   Non-income producing security.

(b)   Rate noted is yield to maturity.

(c)   Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets

   Investments in securities (Note 1A):
      Unaffiliated issuers, at value (cost $85,366,790)                                                               $  91,023,710
      Affiliated issuers, at value (cost $ 4,211,418) (Note 1F)                                                           4,211,418
   Receivable for investments sold                                                                                        2,818,687
   Interest and dividends receivable                                                                                        112,677
   Prepaid expenses                                                                                                           2,833
                                                                                                                      -------------
      Total assets                                                                                                       98,169,325

Liabilities

   Payable for investments purchased                                                                    $ 4,537,561
   Accrued accounting, administration and custody fees (Note 2)                                               8,356
   Accrued professional fees                                                                                  6,089
   Accrued trustees' fees and expenses (Note 2)                                                                 513
   Other accrued expenses and liabilities                                                                    27,069
                                                                                                        -----------
      Total liabilities                                                                                                   4,579,588
                                                                                                                      -------------
Net Assets (applicable to investors' beneficial interest)                                                             $  93,589,737
                                                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign withholding taxes of $2,147)                                                       $     840,057
   Dividend income from affiliated investments (Note 1F)                                                                     76,765
   Interest income                                                                                                            5,500
                                                                                                                      -------------
      Total investment Income                                                                                               922,322

Expenses
   Investment advisory fee (Note 2)                                                                      $  245,583
   Accounting, administration and custody fees (Note 2)                                                      80,698
   Professional fees                                                                                         17,944
   Trustees' fees and expenses (Note 2)                                                                       3,546
   Insurance expense                                                                                         11,339
   Miscellaneous expenses                                                                                     3,401
                                                                                                         ----------
      Total expenses                                                                                                        362,511
                                                                                                                      -------------
         Net investment income                                                                                              559,811
                                                                                                                      -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investments                                                                                         3,508,362
      Financial futures transactions                                                                        357,131
                                                                                                         ----------
         Net realized gain (loss)                                                                                         3,865,493
   Change in unrealized appreciation (depreciation) on:
      Investments                                                                                                           866,918
                                                                                                                      -------------
         Net realized and unrealized gain (loss)                                                                          4,732,411
                                                                                                                      -------------
Net Increase in Net Assets from Operations                                                                            $   5,292,222
                                                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          For the              For the
                                                                         Year Ended           Year Ended
                                                                     September 30, 2006   September 30, 2005
                                                                     ------------------   ------------------
Increase (Decrease) in Net Assets

From Operations
   Net investment income (loss)                                        $     559,811        $     688,874
   Net realized gain (loss)                                                3,865,493            7,108,328
   Change in net unrealized appreciation (depreciation)                      866,918             (560,299)
                                                                       -------------        -------------
   Net increase (decrease) in net assets from operations                   5,292,222            7,236,903
                                                                       -------------        -------------

Capital Transactions
   Contributions                                                          56,045,051            6,081,476
   Withdrawals                                                           (13,796,610)         (23,303,488)
                                                                       -------------        -------------
   Net increase (decrease) in net assets from capital transactions        42,248,441          (17,222,012)
                                                                       -------------        -------------
Total Increase (Decrease) in Net Assets                                   47,540,663           (9,985,109)

Net Assets
   At beginning of year                                                   46,049,074           56,034,183
                                                                       -------------        -------------
   At end of year                                                      $  93,589,737        $  46,049,074
                                                                       =============        =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                               Year Ended September 30,
                                                          -------------------------------------------------------------------
                                                             2006          2005          2004          2003            2002
                                                          ----------    ----------    ----------    ----------       --------
Total Return (a)                                                9.97%        13.49%        13.34%        21.76%(a)     (17.69)%(a)
Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                      0.74%         0.70%         0.72%         0.71%          0.70%
   Net Investment Income (to average daily net assets)*         1.14%         1.24%         0.77%         1.23%          0.97%
   Portfolio Turnover                                            103%           85%           66%          104%            80%
   Net Assets, End of Year (000's omitted)                $   93,590    $   46,049    $   56,034    $   64,170       $ 55,007

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Ratios (to average daily net assets):
      Expenses                                                N/A           N/A           N/A          0.77%          0.72%
      Net investment income                                   N/A           N/A           N/A          1.17%          0.95%

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Large Cap Core Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity and equity-related securities of companies which appear to be undervalued relative to underlying business fundamentals.

      At September 30, 2006, there was one fund, The Boston Company Large Cap Core Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2006 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.    Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B.    Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C.    Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
      Code) in order for its investors to satisfy them.

      D.    Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E.    Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      F.    Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G.    New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services and general office facilities is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Portfolio was charged $80,698 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                      Purchases        Sales
                                                     ------------   ------------
      Investments (non-U.S. Government Securities)   $ 91,928,597   $ 51,396,084
                                                     ============   ============

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

        Cost for federal income tax purposes         $  111,403,512
                                                     ==============
        Gross unrealized appreciation                $    6,078,903
        Gross unrealized depreciation                      (622,308)
                                                     --------------
        Net unrealized appreciation (depreciation)   $    5,456,595
                                                     ==============

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Futures contracts

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio did not hold open financial futures contracts.

(6)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $665.

      During the year ended September 30, 2006, the Portfolio had average borrowings outstanding of $66,750 for a total of eight days and incurred $90 of interest expense.

                   Mellon Institutional Funds Master Portfolio
                   The Boston Company Large Cap Core Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company Large Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Large Cap Core Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                       Trustee
                                                                      Principal      Portfolios in      Other        Remuneration
Name                                              Term of Office    Occupation(s)    Fund Complex   Directorships   (period ended
Address, and                     Position(s)       and Length of     During Past      Overseen by      Held by      September 30,
Date of Birth                  Held with Trust      Time Served        5 Years          Trustee        Trustee          2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                   Trustee       Trustee since   Chairman                 32           None          Fund: $500
c/o Decision Resources, Inc.                      11/3/1986       Emeritus,                                        Portfolio: $1,012
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting firm);
                                                                  formerly Chairman
                                                                  of the Board and
                                                                  Chief Executive
                                                                  Officer, DRI

Caleb Loring III                    Trustee       Trustee since   Trustee, Essex           32            None         Fund: $500
c/o Essex Street Associates                       11/3/1986       Street Associates                                Portfolio: $1,103
P.O. Box 5600                                                     (family investment
Beverly, MA 01915                                                 trust office)
11/14/43

Benjamin M. Friedman                Trustee       Trustee since   William Joseph           32            None         Fund: $500
c/o Harvard University                            9/13/1989       Maier, Professor                                 Portfolio: $1,012
Littauer Center 127                                               of Political
Cambridge, MA 02138                                               Economy, Harvard
8/5/44                                                            University

John H. Hewitt                      Trustee       Trustee since   Trustee, Mertens         32            None         Fund: $500
P.O. Box 2333                                     11/3/1986       House, Inc.                                      Portfolio: $1,012
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and            32            None             $0
The Boston Company            and Chief Executive                 Chief Operating
Asset Management, LLC               Officer                       Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset Management,
7/24/65                                                           LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and
                                                                  Chief Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                                    Term of Office
Address, and                      Position(s)            and Length of                        Principal Occupation(s)
Date of Birth                   Held with Trust           Time Served                           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann                Vice President         Since 2003             Senior Vice President and Head of Operations,
Mellon Asset Management          and Secretary                                 Mellon Asset Management ("MAM"); formerly First
One Boston Place                                                               Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson               Vice President         Vice President         Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management          and Treasurer          since 1999;            Asset Management; formerly Assistant Vice President
One Boston Place                                        Treasurer              and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                                        since 2002             Management Company, LLC
7/14/65

Denise B. Kneeland               Assistant Vice         Since 1996             Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management             President                                  Mellon Asset Management; formerly Vice President and
One Boston Place                                                               Manager, Mutual Fund Operations, Standish Mellon
Boston, MA 02108                                                               Asset Management Company, LLC
8/19/51

Cara E. Hultgren                 Assistant Vice         Since 2001             Assistant Vice President and Manager of Compliance,
Mellon Asset Management            President                                   Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                                               of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                               Representative, Standish Mellon Asset Management
1/19/71                                                                        Company, LLC

Mary T. Lomasney                     Chief              Since 2005             First Vice President, Mellon Asset Management and
Mellon Asset Management            Compliance                                  Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                    Officer                                    L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                               formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                                         President, State Street Research & Management Company
                                                                               ("SSRM"), and Vice President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6930AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                                      The Boston Company
                                                   International Small Cap Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

For the year ended September 30, 2006, the Fund had a total return of 23.7% compared to a return of 22.5% for the Fund's benchmark, the S&P Citigroup EMI ex-U.S. Index. During this period, international small cap stocks continued to post strong returns versus their larger cap and U.S. peers. It has been nearly seven years of a bull market in non-U.S. small caps relative to domestic issues, and as the Fund's fiscal year came to a close, the slightest hints of a relative downturn began to emerge.

The 12-month period ended September 30, 2006 was, generally speaking, fairly uneventful as the markets drifted higher in a consistent fashion. The one major exception was the mid-May to mid-June period when the markets hit a "pocket of turbulence," the S&P Citigroup EMI ex-U.S. Index fell nearly 20% in four weeks. However, by the end of June the markets had recovered sufficiently to end the second quarter roughly where they began.

In many ways the strong returns were surprising, given consistent rate hikes by the U.S. Federal Reserve, oil prices that were at all-time highs for much of the period, a noticeable weakening in the housing market in the U.S., and geopolitical events in the Middle East, Iraq, North Korea and elsewhere. Investors generally ignored these issues, or at least looked far enough into the future to see them reversing. Events that seemed to bolster investor confidence included moderate economic growth rates in many regions, a reduction in inflation fears by the end of the period, corporate profits that showed remarkable resilience, and a tremendous amount of M&A activity (both real and rumored).

The strong returns over the period were broad-based with all countries and all sectors ending the year in positive territory. Of the 12 countries that have more than a 2% weighting in the benchmark, Sweden was the best performing country with a 42% return, and Japan was the worst performing country gaining only 3.6% (despite a very strong end to 2005). Energy was the worst performing sector gaining just 6.5% on concerns that the price of crude oil was unsustainably high -- fears that are beginning to be realized in the market as this report goes to press. The Materials sector was the best performing sector posting a 33% gain, as demand for raw materials continued to outstrip supply, and M&A activity within the steel industry was particularly strong.

The Fund's relative outperformance to its benchmark was, as always, attributable to stock selection -- not country or sector allocation. Stock selection resulted in positive performance in 13 of the 22 countries in which the Fund invested, and in seven of the 10 economic sectors. Adding the most value was selection in Japan where the Fund's holdings gained 10% compared to the benchmark's 3.6% gain. The U.K. was also a major source of value added as the Fund had a positive spread of 8% over the benchmark. From the sector perspective, the Fund had its best results in Consumer Staples with a nearly 30% spread over the benchmark. These outstanding results were partially offset by weak stock selection in Singapore, where the Fund lost money despite the benchmark's Singapore component posting a 31% gain, and in Information Technology, where the Fund's holdings trailed the benchmark's gains by 5%.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Looking toward the future we expect more periods of volatility like this year's mid-year experience. However, over the intermediate- to long- term we expect the markets to produce modestly positive returns. The global economy is in generally good shape. Inflation appears to be contained with a few exceptions. Interest rates should continue to trade in a range that is low by historical standards. Corporate balance sheets are in very good shape. Liquidity is ample. Valuations by our measures are well within a range of reasonableness.

Regardless of the environment, over the next 12 months the Fund will continue to seek to invest in stocks which combine better than peer-group business momentum and better than peer-group valuation characteristics. This is the time-tested philosophy the Fund has followed since inception, and we believe this methodology will continue to produce attractive long-term results for shareholders.

/s/ Daniel B. LeVan                         /s/ John W.Evers

Daniel B. LeVan                             John W.Evers

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company International Small Cap Fund and the S&P/CitiGroup EMI ex-US Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------

                                                                    Since
                                                                  Inception
                      1 Year    3 Years    5 Years    10 Years    1/2/1996*
--------------------------------------------------------------------------------
Fund                  23.72%     32.25%     27.18%     17.17%      17.75%

*     Combined LP & MF Performance

**    Source: Bloomberg Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       Expenses Paid
                                 Beginning           Ending           During Period+
                               Account Value     Account Value       April 1, 2006 to
                               April 1, 2006   September 30, 2006   September 30, 2006
--------------------------------------------------------------------------------------
Actual                         $    1,000.00      $  1,005.80            $   5.58
Hypothetical (5% return
   per year before expenses)   $    1,000.00      $  1,019.50            $   5.62

----------
+ Expenses are equal to the Fund's annualized expense ratio of 1.11%, multiplied by the average multiplied by 183/365 account value over the period, (to reflect the one-half year period).

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                             Percentage of
Top Ten Holdings*                         Country                   Sector    Investments
------------------------------------------------------------------------------------------
Inmet Mining Corp.                         Canada                Materials       1.3%
Mitsubishi Gas Chemical Co., Inc.           Japan                Materials       1.2
Oxiana Ltd.                             Australia                Materials       1.0
C & C Group PLC                           Ireland         Consumer Staples       1.0
Vallourec SA                               France                Materials       0.9
China Overseas Land & Investment Ltd.   Hong Kong               Financials       0.9
Continental AG                            Germany   Consumer Discretionary       0.8
Natexis Banques Populaires                 France               Financials       0.8
IPSCO, Inc.                                Canada                Materials       0.8
Euler Hermes SA                            France               Financials       0.8
                                                                                 ---
                                                                                 9.5%

*     Excludes short-term securities and cash collateral investments.

                                              Percentage of
Geographic Region Allocation*                  Investments
-----------------------------------------------------------
Europe ex U.K.                                    49.2%
U.K.                                              19.0
Asia ex Japan                                      7.7
Japan                                             18.4
Americas ex U.S.                                   5.7
                                                 -----
                                                 100.0%

*     Excludes short-term securities and cash collateral investments.

The Boston Company International Small Cap Fund invests in an interest of The Boston Company International Small Cap Portfolio (See Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company International Small Cap
     Portfolio ("Portfolio"), at value (Note 1A)                                   $    758,169,037
   Receivable for Fund shares sold                                                          522,136
   Receivable from Investment Advisor                                                        61,200
   Prepaid expenses                                                                          21,417
                                                                                   ----------------
      Total assets                                                                      758,773,790
Liabilities
   Payable for Fund shares redeemed                             $        28,671
   Accrued administrative service fees (Note 2)                          25,451
   Accrued professional fees                                             13,303
   Accrued transfer agent fees (Note 2)                                   9,214
   Accrued shareholder reporting fee (Note 2)                             1,335
   Accrued trustees' fees (Note 2)                                          500
   Accrued chief compliance officer fee (Note 2)                            334
   Other accrued expenses and liabilities                                 4,443
                                                                ---------------
      Total liabilities                                                                      83,251
                                                                                   ----------------
Net Assets                                                                         $    758,690,539
                                                                                   ================
Net Assets consist of:
   Paid-in capital                                                                 $    507,376,200
   Accumulated net realized gain                                                         68,537,140
   Distributions in excess of net investment income                                         (53,607)
   Net unrealized appreciation                                                          182,830,806
                                                                                   ----------------
Total Net Assets                                                                   $    758,690,539
                                                                                   ================
Shares of beneficial interest outstanding                                                31,569,711
                                                                                   ================
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                 $          24.03
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio (net foreign witholding taxes $1,227,335)                         $  12,441,790
   Interest and security lending income allocated from Portfolio                                                    333,607
   Expenses allocated from Portfolio                                                                             (7,244,063)
                                                                                                              -------------
      Net investment income (loss) allocated from Portfolio                                                       5,531,334

Expenses
   Administrative service fee (Note 2)                                                     $        57,752
   Professional fees                                                                                48,803
   Registration fees                                                                                43,837
   Transfer agent fees (Note 2)                                                                     40,846
   Insurance expense                                                                                 2,352
   Trustees' fees (Note 2)                                                                           2,000
   Miscellaneous expenses                                                                           38,763
                                                                                           ---------------
      Total expenses                                                                                                234,353
                                                                                                              -------------
         Net investment income                                                                                    5,296,981
                                                                                                              -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investment securities, futures transactions, foreign currency exchange
         transactions and forward currency transactions                                                          61,512,475
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments securities, futures contracts, foreign currency exchange translations
         and forward currency contracts                                                                          63,997,049
                                                                                                              -------------
   Net realized and unrealized gain (loss) on investments                                                       125,509,524
                                                                                                              -------------
Net Increase in Net Assets from Operations                                                                    $ 130,806,505
                                                                                                              =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               For the            For the
                                                                                              Year Ended         Year Ended
                                                                                          September 30, 2006  September 30, 2005
                                                                                          ------------------  ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                                            $     5,296,981       $   4,484,816
   Net realized gain (loss)                                                                     61,512,475          27,275,211
   Change in net unrealized appreciation (depreciation)                                         63,997,049          86,395,650
                                                                                           ---------------       -------------
   Net increase (decrease) in net assets from investment operations                            130,806,505         118,155,677
                                                                                           ---------------       -------------

Distributions to Shareholders (Note 1C)
   From net investment income                                                                   (5,719,295)         (3,076,387)
   From net realized gains on investments                                                      (33,657,881)        (15,292,137)
                                                                                           ---------------       -------------
   Total distributions to shareholders                                                         (39,377,176)        (18,368,524)
                                                                                           ---------------       -------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                            225,167,277         220,193,096
   Value of shares issued in reinvestment of distributions                                      25,672,328          16,901,362
   Cost of shares redeemed                                                                    (108,488,250)        (24,004,168)
                                                                                           ---------------       -------------
   Net increase (decrease) in net assets from Fund share transactions                          142,351,355         213,090,290
                                                                                           ---------------       -------------
Total Increase (Decrease) in Net Assets                                                        233,780,684         312,877,443

Net Assets
   At beginning of year                                                                        524,909,855         212,032,412
                                                                                           ---------------       -------------
   At end of year [including distributions in excess of net investment income of
     ($53,607) and undistributed net investment income of $1,355,309, respectively]        $   758,690,539       $ 524,909,855
                                                                                           ===============       =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                 Year Ended September 30,
                                                             -----------------------------------------------------------------
                                                                2006         2005         2004         2003          2002
                                                             ---------    ---------    ---------    ---------      -----------
Net Asset Value, Beginning of Period                         $   20.84    $   15.93    $   12.05    $    8.91      $      8.55
                                                             ---------    ---------    ---------    ---------      -----------

From Investment Operations:
   Net investment income* (a)                                     0.18         0.23         0.14         0.10             0.09
   Net realized and unrealized gains (loss) on investments        4.52         5.86         3.86         3.13             0.38
                                                             ---------    ---------    ---------    ---------      -----------
Total from operations                                             4.70         6.09         4.00         3.23             0.47
                                                             ---------    ---------    ---------    ---------      -----------

Less Distributions to Shareholders:
   From net investment income                                    (0.19)       (0.17)       (0.12)       (0.09)           (0.11)
   From net realized gains on investments                        (1.32)       (1.01)
                                                             ---------    ---------    ---------    ---------      -----------
Total distributions to shareholders                              (1.51)       (1.18)       (0.12)       (0.09)           (0.11)
                                                             ---------    ---------    ---------    ---------      -----------
Net Asset Value, End of Period                               $   24.03    $   20.84    $   15.93    $   12.05      $      8.91
                                                             =========    =========    =========    =========      ===========
Total Return                                                     23.72%       40.20%       33.35%       36.47%(b)         5.39%(b)

Ratios/Supplemental data:
   Expenses (to average daily net assets)* (c)                    1.11%        1.16%        1.27%        1.39%            1.25%
   Net Investment Income (to average daily net assets)*           0.79%        1.26%        0.99%        1.01%            0.96%
   Portfolio Turnover (d)                                          N/A          N/A          N/A           15%              69%
   Net Assets, End of Period (000's omitted)                 $ 758,691    $ 524,910    $ 212,032    $  89,570      $    33,770

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (a)                          N/A          N/A          N/A    $    0.08      $      0.04
   Ratios (to average daily net assets):
      Expenses (c)                                              N/A          N/A          N/A         1.65%            1.82%
      Net investment income                                     N/A          N/A          N/A         0.75%            0.39%

(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 23, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest of The Boston Company International Small Cap Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities in companies that are located in foreign countries represented in the S&P Citigroup EMI Ex-U.S. Index. The Portfolio may invest up to 25% of assets in emerging market countries. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006 the Fund owned 69% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      The Fund's investment in the portfolio is recorded on settlement date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $40,846 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,129. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,335 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $43,376 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006 aggregated $258,433,990 and $148,638,003, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                             For the              For the
                                           Year Ended           Year Ended
                                        September 30, 2006   September 30, 2005
                                        ------------------   ------------------

Shares sold                                  9,977,957          12,160,695
Shares issued to shareholders in
   reinvestment of distributions             1,232,495           1,026,030
Shares redeemed                             (4,831,166)         (1,306,673)
                                            ----------          ----------
Net increase                                 6,379,286          11,880,052
                                            ==========          ==========

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At September 30, 2006, three shareholders of record held approximately 40% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $24,385 in redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings as of September 30, 2006, were as follows:

          Undistributed ordinary income          $ 1,043,012
          Undistributed capital gain              68,533,740
                                                 -----------
          Total distributable earnings           $69,576,752
                                                 ===========

      Tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, was as follows:

                                                    2006          2005
                                                 -----------   -----------
          Ordinary income                        $14,680,095   $ 7,466,103
          Capital gains long-term                 24,697,081    10,902,421
                                                 -----------   -----------
          Total Distributions                    $39,377,176   $18,368,524
                                                 ===========   ===========

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Trust and Shareholders of The Boston Company International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Small Cap Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--100.0%

COMMON EQUITIES--96.7%

Australia--2.8%
Healthscope Ltd.                                                                                          971,600   $     3,425,611
Oil Search Ltd.                                                                                         1,609,800         4,055,814
Oxiana Ltd.                                                                                             5,216,500        11,276,299
Pacific Brands Ltd.                                                                                     1,488,600         2,807,294
Record Investments Ltd.                                                                                   952,100         7,551,158
United Group Ltd.                                                                                         109,181         1,155,646
                                                                                                                    ---------------
                                                                                                                         30,271,822
                                                                                                                    ---------------
Austria--1.1%
Andritz AG                                                                                                 20,200         3,081,316
Boehler-Uddeholm                                                                                          155,440         8,743,264
                                                                                                                    ---------------
                                                                                                                         11,824,580
                                                                                                                    ---------------
Belgium--2.2%
Delhaize Group                                                                                             90,400         7,594,052
Mobistar SA (a)                                                                                            79,200         6,557,792
NV Union Miniere SA                                                                                        43,760         6,475,412
Option NV (a)                                                                                             168,700         3,401,194
                                                                                                                    ---------------
                                                                                                                         24,028,450
                                                                                                                    ---------------
Canada--5.6%
Astral Media, Inc.                                                                                        151,900         5,470,249
Canaccord Captial, Inc.                                                                                   202,900         3,105,056
Ensign Resource Service Group, Inc.                                                                       353,100         5,861,827
Gildan Activewear, Inc. (a)                                                                               130,300         6,336,587
Inmet Mining Corp.                                                                                        370,700        14,019,851
IPSCO, Inc.                                                                                               102,600         8,896,469
Kingsway Financial Servises                                                                               210,300         4,780,401
Metro, Inc.                                                                                               112,100         3,370,825
Northbridge Financial                                                                                     110,600         2,999,087
Toromont Industries Ltd.                                                                                  142,900         2,973,353
Trican Well Service Ltd.                                                                                  214,000         3,606,247
                                                                                                                    ---------------
                                                                                                                         61,419,952
                                                                                                                    ---------------
Denmark--0.3%
East Asiatic Co., Ltd.                                                                                     73,600         3,455,458
                                                                                                                    ---------------
Finland--2.0%
Cargotec Corp.                                                                                             77,100         3,262,345
KCI Konecranes Oyj                                                                                        210,200         3,990,008
Outokumpu Oyj                                                                                             126,200         3,221,235
Rautaruukki Oyj                                                                                           270,800         7,777,430
Wartsila Oyj                                                                                               78,900         3,201,446
                                                                                                                    ---------------
                                                                                                                         21,452,464
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
France--8.1%
Alten (a)                                                                                                 136,220   $     4,318,174
Bacou Dalloz                                                                                               32,300         3,786,419
Ciments Francais                                                                                           29,950         4,750,873
CNP Assurances                                                                                             45,240         4,388,370
Compagnie Generale de Geophysique SA (a)(b)                                                                34,700         5,337,151
Euler Hermes SA                                                                                            73,860         8,794,156
Eutelsat Communications                                                                                   194,900         3,358,540
Iliad SA                                                                                                   92,000         6,614,395
Natexis Banques Populaires                                                                                 32,500         9,000,264
Nexans SA                                                                                                  71,230         6,191,411
Pierre & Vacances                                                                                          34,400         3,899,556
Pinguely-Haulotte                                                                                         174,900         4,526,391
Publicis Groupe                                                                                            77,500         3,052,266
Silicon-On-Insulator Technologies (SOITEC) (a)                                                            143,100         4,137,078
SR Teleperformance                                                                                         87,100         3,247,018
Vallourec SA                                                                                               40,650         9,478,978
Vinci SA                                                                                                   36,540         4,068,013
                                                                                                                    ---------------
                                                                                                                         88,949,053
                                                                                                                    ---------------
Germany--6.5%
Aareal Bank AG (a)                                                                                         94,700         4,200,384
Continental AG                                                                                             78,040         9,048,420
Deutsche Boerse AG                                                                                         56,970         8,567,422
Deutsche Euroshop AG                                                                                       45,800         3,174,927
Deutsche Postbank AG                                                                                       75,690         5,744,099
Hypo Real Estate Holding                                                                                   53,690         3,349,483
Lanxess (a)                                                                                                98,700         4,236,382
Leoni AG                                                                                                  114,490         3,992,266
Man AG                                                                                                     76,700         6,490,839
MPC Capital AG                                                                                             47,100         3,920,802
MTU Aero Engines Holding AG                                                                                89,800         3,355,643
Software AG                                                                                                80,160         4,907,318
Stada Arzneimittel AG                                                                                     120,960         6,179,571
Wincor Nixdorf AG                                                                                          28,220         4,102,516
                                                                                                                    ---------------
                                                                                                                         71,270,072
                                                                                                                    ---------------
Hong Kong--1.9%
China Overseas Land & Investment Ltd.                                                                  12,096,000         9,331,608
Hengan International Group Co., Ltd.                                                                    3,413,400         7,334,709
Wing Hang Bank Ltd.                                                                                       395,900         3,867,323
                                                                                                                    ---------------
                                                                                                                         20,533,640
                                                                                                                    ---------------
Ireland--2.1%
C & C Group PLC                                                                                           810,800        11,010,891
FBD Holdings PLC                                                                                           73,900         3,532,686

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Ireland (continued)
Grafton Group PLC (a)                                                                                     313,570   $     4,135,110
IAWS Group PLC                                                                                            216,300         4,015,289
                                                                                                                    ---------------
                                                                                                                         22,693,976
                                                                                                                    ---------------
Italy--4.9%
AEM Spa                                                                                                 1,787,700         4,828,292
Amplifon Spa                                                                                              388,500         3,064,084
Azimut Holding Spa                                                                                        287,400         3,279,809
Banca Popolare di Milano Scarl (BPM)                                                                      381,100         5,040,139
Banche Popolari Unite                                                                                     117,300         3,156,186
Banco Popolare di Verona e Novara                                                                         304,560         8,414,908
Credito Emiliano Spa                                                                                      411,300         5,841,118
Fondiaria-Sai Spa                                                                                         125,240         5,493,041
Milano Assicurazioni Spa                                                                                  736,550         5,449,571
Recordati Spa                                                                                             631,340         4,418,976
Terna Spa                                                                                               1,766,300         5,140,039
                                                                                                                    ---------------
                                                                                                                         54,126,163
                                                                                                                    ---------------
Japan--18.1%
Asahi Pretec Corp.                                                                                        211,500         4,879,667
Chiyoda Integre Co., Ltd.                                                                                 109,300         2,382,927
CKD Corp.                                                                                                 337,400         3,847,920
Comsys Holdings Corp.                                                                                     281,000         3,083,363
Creed Corp.                                                                                                   690         2,459,487
Dainippon Screen Manufacturing Co., Ltd.                                                                  498,900         4,536,607
Dainippon Sumitomo Pharma Co., Ltd.                                                                       309,000         3,712,395
EXEDY Corp.                                                                                               221,200         5,993,057
Fuji Machine Mfg. Co., Ltd.                                                                               152,100         2,916,828
Goldcrest Co., Ltd.                                                                                        76,500         4,151,765
Hitachi Construction Machinery Co., Ltd.                                                                  205,000         4,582,169
Hitachi High-Technologies Corp.                                                                           192,900         5,454,966
Izumi Co. Ltdronics, Inc.                                                                                 157,000         5,702,565
Japan Aviation Electronics Industry Ltd.                                                                  299,000         4,232,732
Joint Corp.                                                                                               193,800         6,629,007
Kansai Paint Co., Ltd.                                                                                    523,000         3,954,271
Katokichi Co., Ltd.                                                                                       444,100         3,628,452
Keihin Corp. (a)                                                                                          166,100         4,247,075
Kenedix, Inc.                                                                                               1,417         7,906,215
Kyowa Exeo Corp.                                                                                          501,000         5,234,392
Leopalace21 Corp.                                                                                         162,700         5,937,152
Makita Corp.                                                                                              127,500         3,745,872
Mitsubishi Gas Chemical Co., Inc.                                                                       1,157,400        12,572,553
Mori Seiki Co., Ltd.                                                                                      174,800         3,337,347
Nichirei Corp.                                                                                            578,000         3,048,802
Nippon Shokubai Ltd.                                                                                      501,000         6,065,786
Nippon System Development Co., Ltd.                                                                       189,400         7,713,267

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Japan (continued)
Nissin Kogyo Co., Ltd.                                                                                    318,400   $     7,116,891
NTN Corp.                                                                                                 437,000         3,455,745
Pacific Management Corp.                                                                                    1,730         4,101,262
Ricoh Leasing Co., Ltd.                                                                                   111,900         2,842,266
Ryohin Keikaku                                                                                             45,100         3,188,426
Sumisho Lease Co., Ltd.                                                                                   144,800         8,164,999
Suruga Bank Ltd.                                                                                          234,000         2,924,257
Taiyo Nippon Sanso Corp.                                                                                  442,000         3,753,501
Takeuchi MFG Co., Ltd.                                                                                     72,200         3,356,007
Tamron Co., Ltd.                                                                                          237,000         4,193,802
Toho Pharmaceutical Co., Ltd.                                                                             200,000         3,572,940
Tokyo Ohka Kogyo Co., Ltd.                                                                                 34,700           922,513
Toshiba Machine Co., Ltd.                                                                                 580,000         4,601,304
Tsumura & Co.                                                                                             185,000         4,276,099
Ulvac, Inc.                                                                                               120,500         4,233,977
Urban Corp.                                                                                               259,500         3,247,320
Yaskawa Electric Corp.                                                                                    302,000         2,966,049
                                                                                                                    ---------------
                                                                                                                        198,873,997
                                                                                                                    ---------------
Netherlands--3.8%
Aalberts Industries NV                                                                                     89,120         6,605,093
DSM NV                                                                                                    121,800         5,342,163
Fugro NV                                                                                                  170,900         7,200,981
Koninklijke BAM Groep NV                                                                                  340,150         6,012,464
SBM Offshore NV                                                                                           222,860         6,055,828
Univar NV                                                                                                 111,000         4,651,721
USG People NV                                                                                              88,500         6,188,823
                                                                                                                    ---------------
                                                                                                                         42,057,073
                                                                                                                    ---------------
Norway--1.8%
Aker Yards ASA                                                                                             69,700         5,343,289
Cermaq ASA                                                                                                305,700         3,280,948
Tandberg Television ASA (a)                                                                               370,100         3,013,141
TGS Nopec Geophysical Co. ASA (a)                                                                         497,300         7,872,532
                                                                                                                    ---------------
                                                                                                                         19,509,910
                                                                                                                    ---------------
Portugal--0.3%
Banco BPI SA                                                                                              435,650         3,248,137
                                                                                                                    ---------------
Singapore--0.6%
Singapore Petroleum Co., Ltd.                                                                             939,000         2,780,557
STATS ChipPAC Ltd. (a)                                                                                  6,087,000         3,739,179
                                                                                                                    ---------------
                                                                                                                          6,519,736
                                                                                                                    ---------------
South Korea--2.4%
Cheil Industries, Inc.                                                                                     84,900         3,684,865
Daegu Bank                                                                                                172,100         2,884,103
GS Engineering and Construction Corp.                                                                      69,200         4,843,561

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
South Korea (continued)
Hyundai Mipo Dockyard                                                                                      56,300   $     7,024,107
Pusan Bank                                                                                                333,900         4,130,503
Simm Tech Co., Ltd.                                                                                       290,900         3,260,245
                                                                                                                    ---------------
                                                                                                                         25,827,384
                                                                                                                    ---------------
Spain--4.1%
ACS Actividades                                                                                           184,670         8,757,642
Banco Pastor SA                                                                                           456,500         6,992,411
Banco Sabadell SA                                                                                         184,660         6,635,779
Enagas                                                                                                    210,790         5,107,754
Fadesa Immobiliaria SA                                                                                    150,960         6,709,176
Immobiliaria Urbis SA                                                                                     200,810         6,584,656
Sol Melia SA                                                                                              223,200         4,004,699
                                                                                                                    ---------------
                                                                                                                         44,792,117
                                                                                                                    ---------------
Sweden--2.8%
Elekta AB                                                                                                 195,100         3,675,504
Getinge AB                                                                                                186,400         3,409,818
Modern Times Group MTG AB                                                                                  67,800         3,507,918
Nobia AB                                                                                                  222,400         7,438,432
Oriflame Cosmetics SA                                                                                      97,500         3,234,383
Wihlborgs Fastigheter AB                                                                                  272,000         4,901,436
WM-data AB                                                                                              1,351,300         4,704,056
                                                                                                                    ---------------
                                                                                                                         30,871,547
                                                                                                                    ---------------
Switzerland--6.5%
Actelion Ltd. (a)                                                                                          47,500         6,815,564
Bank Sarasin & Cie AG                                                                                       1,160         3,423,498
Banque Cantonale Vaudoise (BCV)                                                                            12,800         5,144,365
Barry Callebaut AG (a)                                                                                     17,900         8,532,672
Galenica Holding AG                                                                                        14,500         3,766,196
Geberit AG                                                                                                  3,980         4,851,252
Georg Fischer AG (a)                                                                                       11,200         5,249,300
Kuoni Reisen Holding AG (a)                                                                                10,800         5,554,187
Phonak Holding AG                                                                                          80,200         5,073,838
Rieter Holding AG                                                                                          13,760         5,926,386
Sika AG (a)                                                                                                 6,600         8,314,005
Sulzer AG                                                                                                   6,600         5,260,258
Valora Holding AG                                                                                          15,600         3,630,809
                                                                                                                    ---------------
                                                                                                                         71,542,330
                                                                                                                    ---------------
United Kingdom--18.8%
Admiral Group PLC                                                                                         344,800         5,350,052
Amlin PLC                                                                                                 657,900         3,410,954
Barratt Developments PLC                                                                                  213,320         4,256,229
Bodycote International                                                                                    696,300         3,095,254
British Airways PLC (a)                                                                                   943,800         7,543,000
Burren Energy PLC                                                                                         289,900         4,566,028

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                   Shares       (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom (continued)
Cattles PLC                                                                                               733,900   $     5,216,400
Charter PLC (a)                                                                                           454,810         7,261,315
Chemring Group PLC                                                                                        190,100         5,337,153
Close Brothers Group PLC                                                                                  375,460         7,171,548
Cookson Group PLC                                                                                         557,900         5,925,957
Crest Nicholson                                                                                           435,100         4,413,922
Croda International PLC                                                                                   677,400         6,472,576
CSR PLC (a)                                                                                               292,900         4,621,502
Enterprise Inns PLC                                                                                       328,700         6,490,653
First Choice Holidays PLC                                                                               1,340,414         5,005,162
Greene King Plc                                                                                           407,223         6,882,660
IG Group Holdings PLC                                                                                     775,900         3,761,333
Inchcape PLC                                                                                              739,200         7,246,399
Informa PLC                                                                                               590,900         5,471,873
International Power PLC                                                                                 1,400,300         8,203,547
Kier Group PLC                                                                                            129,310         4,443,662
Michael Page International PLC                                                                            930,300         6,699,431
Morgan Sindall PLC                                                                                        263,300         5,701,911
Persimmon PLC                                                                                             182,810         4,578,174
Regus Group PLC (a)                                                                                     1,811,800         3,603,093
Restaurant Group PLC                                                                                    1,233,714         5,541,942
SIG PLC                                                                                                   287,030         5,270,266
Smith News PLC (a)                                                                                        459,690         1,034,633
Speedy Hire PLC                                                                                           324,630         5,702,420
Tate & Lyle PLC                                                                                           233,100         3,139,130
The Carphone Warehouse PLC                                                                                719,330         4,136,722
Tullow Oil PLC                                                                                            722,570         5,098,677
United Business Media PLC                                                                                 363,000         4,501,205
Vedanta Resources PLC                                                                                     272,000         5,920,861
Victrex PLC                                                                                               274,490         4,066,434
Viridian Group PLC                                                                                        161,065         3,228,694
WH Smith PLC (a)                                                                                          459,690         3,095,295
Wolfson Microelectronics PLC (a)                                                                          596,100         5,232,729
Wolverhampton & Dudley Brew PLC                                                                           166,200         4,479,502
WS Atkins PLC                                                                                             201,400         3,294,634
                                                                                                                    ---------------
                                                                                                                        206,472,932
                                                                                                                    ---------------
TOTAL COMMON EQUITIES (Cost $842,251,919)                                                                             1,059,740,793
                                                                                                                    ---------------

PREFERRED STOCKS--2.1%
Fresenius AG                                                                                               44,300         7,905,142
Henkel KGaA                                                                                                57,100         7,939,691
Hugo Boss AG                                                                                               92,000         3,966,304
ProSiebenSat.1 Media AG                                                                                   134,700         3,731,971
                                                                                                                    ---------------
TOTAL PREFERRED STOCKS (Cost $18,226,729)                                                                                23,543,108
                                                                                                                    ---------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                        Par           Value
Security                                                         Rate    Maturity      Value        (Note 1A)
----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.0%

U.S. Government--0.0%
U.S. Treasury Bill (c) (d) (Cost $430,645)                       4.80%  12/14/2006  $   435,000  $       430,645
                                                                                                 ---------------

INVESTMENT OF CASH COLLATERAL--0.4%                                                    Shares
                                                                                    -----------
BlackRock Cash Strategies L.L.C. (e) (Cost $4,925,543)           5.35%                4,925,543        4,925,543
                                                                                                 ---------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $865,834,836)                                                 1,088,640,089
                                                                                                 ---------------
AFFILIATED INVESTMENTS--0.8%
Dreyfus Institutional Preferred Plus Money Market Fund (e) (f)   5.32%                8,662,088        8,662,088
                                                                                                 ---------------
  (Cost $8,662,088)

TOTAL INVESTMENTS--100.0% (Cost $874,496,924)                                                      1,097,302,177

OTHER ASSETS, LESS LIABILITIES--0.0%                                                                      21,580
                                                                                                 ---------------
NET ASSETS--100.0%                                                                               $ 1,097,323,757
                                                                                                 ===============

Notes to Schedule of Investments:

(a)   Non-income producing security.

(b)   Security, or a portion of thereof, was on loan at September 30,2006.

(c) Denotes all or part of security segregated as collateral for futures transactions.

(d)   Rate noted is yield to maturity.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

At September 30, 2006, the Portfolio held the following forward foreign currency exchange contracts:

                         Local
                       Principal   Contract        Value at       USD Amount  Unrealized
Contracts to Receive    Amount    Value Date  September 30, 2006  to Deliver     Gain
----------------------------------------------------------------------------------------
Australian Dollar       930,000    10/3/2006       $694,358        $694,358   $       --
                                                                              ----------

                                                 Percentage of
             Economic Sector Allocation*           Net Assets
             -------------------------------------------------
             Consumer Discretionary                   17.8%
             Consumer Staples                          6.4
             Energy                                    4.8
             Financials                               21.5
             Health Care                               5.4
             Industrials                              20.2
             Information Technology                    6.3
             Materials                                12.4
             Telecommunication Services                1.6
             Utilities                                 2.4
             Short-term and Other Assets               1.2
                                                     -----
                                                     100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (Note 1A)
     (including securities on loan, valued at $4,698,280 (Note 6))
     Unaffiliated issuers, at value (cost $865,834,836)                                                              $1,088,640,089
     Affiliated issuers, at value (Note 1H) (cost $8,662,088)                                                             8,662,088
   Cash                                                                                                                   2,788,223
   Foreign currency, at value (identified cost, $4,120,004)                                                               4,106,089
   Receivable for investments sold                                                                                        2,888,368
   Interest and dividends receivable                                                                                      2,032,748
   Prepaid expenses                                                                                                          14,558
                                                                                                                     --------------
     Total assets                                                                                                     1,109,132,163
Liabilities
   Payable for investments purchased                                                                $    6,796,053
   Collateral for securities on loan (Note 7)                                                            4,925,543
   Accrued accounting, administration and custody fees (Note 2)                                             54,769
   Accrued professional fees                                                                                22,231
   Accrued trustees' fees and expenses (Note 2)                                                              7,891
   Other accrued expenses and liabilities                                                                    1,919
                                                                                                    --------------
     Total liabilities                                                                                                   11,808,406
                                                                                                                     --------------
Net Assets (applicable to investors' beneficial interest)                                                            $1,097,323,757
                                                                                                                     ==============

     The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                             Statement of Operations
                     For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign withholding taxes of $1,794,225)                                                  $   17,374,312
   Dividend income from affiliated investments (Note 1H)                                                                    786,121
   Interest income                                                                                                          464,392
   Securitiy lending income (Note 6)                                                                                         11,878
                                                                                                                     --------------
     Total investment Income                                                                                             18,636,703

Expenses
   Investment advisory fee (Note 2)                                                                 $    9,659,458
   Accounting, administration and custody fees (Note 2)                                                    633,462
   Professional fees                                                                                        43,909
   Trustees' fees and expenses (Note 2)                                                                     75,438
   Insurance expense                                                                                        16,931
   Miscellaneous expenses                                                                                   19,421
                                                                                                    --------------
     Total expenses                                                                                                      10,448,619
                                                                                                                     --------------
       Net investment income                                                                                              8,188,084
                                                                                                                     --------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                                        87,176,452
     Financial futures transactions                                                                      2,181,620
     Foreign currency transactions and forward currency exchange transactions                             (137,210)
                                                                                                    --------------
       Net realized gain (loss)                                                                                          89,220,862
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                                        90,754,811
     Financial futures contracts                                                                           (57,672)
     Foreign currency translations and forward currency exchange contracts                                 202,475
                                                                                                    --------------
       Change in net unrealized appreciation (depreciation)                                                              90,899,614
                                                                                                                     --------------
         Net realized and unrealized gain (loss)                                                                        180,120,476
                                                                                                                     --------------
Net Increase in Net Assets from Operations                                                                           $  188,308,560
                                                                                                                     ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                   Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           For the              For the
                                                                          Year Ended          Year Ended
                                                                      September 30, 2006   September 30, 2005
                                                                      ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                        $     8,188,084      $     5,388,858
   Net realized gain (loss)                                                 89,220,862           31,357,090
   Change in net unrealized appreciation (depreciation)                     90,899,614           99,455,142
                                                                       ---------------      ---------------
   Net increase (decrease) in net assets from operations                   188,308,560          136,201,090
                                                                       ---------------      ---------------

Capital Transactions
   Contributions                                                           481,080,065          353,355,799
   Withdrawals                                                            (229,295,440)         (51,694,287)
                                                                       ---------------      ---------------
   Net increase (decrease) in net assets from capital transactions         251,784,625          301,661,512
                                                                       ---------------      ---------------

Total Increase (Decrease) in Net Assets                                    440,093,185          437,862,602

Net Assets
   At beginning of year                                                    657,230,572          219,367,970
                                                                       ---------------      ---------------
   At end of year                                                      $ 1,097,323,757      $   657,230,572
                                                                       ===============      ===============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                             Financial Highlights
--------------------------------------------------------------------------------

                                                                                                 For the Period
                                                                                                January 28, 2003
                                                                Year Ended September 30,          (commencement
                                                          -----------------------------------   of operations) to
                                                              2006        2005        2004      September 30, 2003
                                                          -----------   ---------   ---------   ------------------
Total Return (a)                                                23.75%      40.24%      33.42%      36.44%(b)(c)
Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                       1.08%       1.12%       1.20%       1.46%(d)
   Net Investment Income (to average daily net assets)*          0.85%       1.32%       1.06%       1.29%(d)
   Portfolio Turnover                                              65%         50%         72%         46%(c)
   Net Assets, End of Year (000's omitted)                $ 1,097,324   $ 657,231   $ 219,368   $  89,545

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken the ratios would have been:

   Ratios (to average daily net assets):
      Expenses                                                 N/A         N/A         N/A        1.49%(d)
      Net investment income                                    N/A         N/A         N/A        1.26%(d)

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Not annualized.

(d)   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Citigroup Extended Market Ex-U.S. Index. The Portfolio may invest up to 25% of assets in emerging market countries.

      At September 30, 2006, there were two funds, The Boston Company International Small Cap Fund and Dreyfus Premier International Small Cap Fund invested in the Portfolio (the "Funds"). The value of the Funds' investment in the Portfolio reflects the Funds' proportionate interests in the net assets of the Portfolio. At September 30, 2006, The Boston Company International Small Cap Fund and the Dreyfus Premier International Small Cap Fund held 69% and 31% interests in the Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Because foreign markets may be open at different times than the New York Stock Exchange ("NYSE"), the value of the Portfolio's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

      If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time by the Trustees and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Portfolio to a significant extent.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      C. Income taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Foreign currency transactions

      The Portfolio maintains its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      E. Foreign Investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      F. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

      G. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      H. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      I. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Portfolio's average daily net assets.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Portfolio was charged $633,462 for the year ended September 30, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $5,657, for the year ended September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                                Purchases          Sales
                                                             ---------------   --------------
      Investments (non-U.S. Government Securities)           $   864,334,515   $  603,065,677
                                                             ===============   ==============
(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

              Cost for federal income tax purposes           $   874,501,379
                                                             ===============
              Gross Unrealized appreciation                  $   242,792,887
              Gross Unrealized depreciation                      (19,992,089)
                                                             ---------------
              Net unrealized appreciation (depreciation)     $   222,800,798
                                                             ===============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2006, the Portfolio held foreign currency exchange contracts. See Schedule of Investments for further details.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio did not hold financial futures contracts.

(6)   Security Lending

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended September 30, 2006 and earned interest on the invested collateral of $85,055 of which $73,177 was rebated to borrowers or paid in fees. At September 30, 2006, the Portfolio had securities valued at $4,698,280 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $9,989.

      For the year ended September 30, 2006, the Portfolio had average borrowings outstanding of $2,603,000 on a total of two days and incurred $763 of interest.

                   Mellon Institutional Funds Master Portfolio
              The Boston Company International Small Cap Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Shareholders of The Boston Company International Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Small Cap Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from January 28, 2003 (commencement of operations) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                      Number of                         Trustee
                                                                      Principal     Portfolios in      Other          Remuneration
Name                                              Term of Office    Occupation(s)    Fund Complex  Directorships     (period ended
Address, and                      Position(s)      and Length of     During Past     Overseen by      Held by        September 30,
Date of Birth                   Held with Trust     Time Served        5 Years         Trustee        Trustee            2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman               32            None           Fund: $500
c/o Decision Resources, Inc.                      11/3/1986       Emeritus,                                       Portfolio: $9,101
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting
                                                                  firm); formerly
                                                                  Chairman of the
                                                                  Board and Chief
                                                                  Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex         32            None           Fund: $500
c/o Essex Street Associates                       11/3/1986       Street                                          Portfolio: $10,367
P.O. Box 5600                                                     Associates
Beverly, MA 01915                                                 (family
11/14/43                                                          investment
                                                                  trust office)

Benjamin M. Friedman               Trustee        Trustee since   William Joseph         32            None           Fund: $500
c/o Harvard University                            9/13/1989       Maier,                                          Portfolio: $9,101
Littauer Center 127                                               Professor of
Cambridge, MA 02138                                               Political
8/5/44                                                            Economy,
                                                                  Harvard
                                                                  University

John H. Hewitt                     Trustee        Trustee since   Trustee,               32            None           Fund: $500
P.O. Box 2333                                     11/3/1986       Mertens House,                                  Portfolio: $9,101
New London, NH 03257                                              Inc. (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and          32            None               $0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset
7/24/65                                                           Management,
                                                                  LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset
                                                                  Management
                                                                  ("MAM") and
                                                                  Vice President
                                                                  and Chief
                                                                  Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                          Term of Office
Address, and                 Position(s)       and Length of                    Principal Occupation(s)
Date of Birth              Held with Trust      Time Served                       During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann           Vice President    Since 2003        Senior Vice President and Head of Operations, Mellon
Mellon Asset Management     and Secretary                       Asset Management ("MAM"); formerly First Vice
One Boston Place                                                President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson          Vice President    Vice President    Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management     and Treasurer     since 1999;       Asset Management; formerly Assistant Vice President and
One Boston Place                              Treasurer         Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                              since 2002        Management Company, LLC
7/14/65

Denise B. Kneeland          Assistant Vice    Since 1996        Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management       President                         Mellon Asset Management; formerly Vice President and
One Boston Place                                                Manager, Mutual Fund Operations, Standish Mellon Asset
Boston, MA 02108                                                Management Company, LLC
8/19/51

Cara E. Hultgren            Assistant Vice    Since 2001        Assistant Vice President and Manager of Compliance,
Mellon Asset Management       President                         Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                                Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                Representative, Standish Mellon Asset Management
1/19/71                                                         Company, LLC

Mary T. Lomasney                Chief         Since 2005        First Vice President, Mellon Asset Management and Chief
Mellon Asset Management       Compliance                        Compliance Officer, Mellon Funds Distributor, L.P. and
One Boston Place               Officer                          Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                                Director, Blackrock, Inc., Senior Vice President, State
4/8/57                                                          Street Research & Management Company ("SSRM"), and Vice
                                                                President, SSRM

                       THIS PAGE INTENTIONALLY LEFT BLANK

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6939AR0906

                                      [LOGO] Mellon
                                             --------------------------
                                             Mellon Institutional Funds

Annual Report                    The Boston Company
                                 Small Cap Growth Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

Over the first half of the reporting period, and as they had for several years, a robust economic environment and low inflation helped small cap stocks post higher returns than their large cap counterparts. However, market conditions appeared to change during the second half of the reporting period as economic growth moderated and inflationary pressures seemed to intensify. As a result, investors began to favor larger stocks over smaller ones.

Despite this shift in investor sentiment, the Fund's holdings continued to produce relatively attractive returns. For the year ended September 30, 2006 the Fund had a total return of 7.28%+ compared to a return of 5.88% for its benchmark, the Russell 2000 Growth Index. We had positioned the Fund for the changing economy by avoiding companies that we believed would be hurt by the impact on consumer spending caused by rising interest rates and higher energy prices. In addition, we focused on valuations in an effort to avoid overpaying for growth. These strategies helped protect the Fund from the full brunt of market volatility during the Spring and Fall of 2006.

The Fund achieved particularly strong results in the energy sector, where energy services companies W-H Energy Services and Dril-Quip benefited from resurgent oil and gas prices. However, the Fund's top individual performers represented a relatively wide variety of industry groups. For example, in the industrials sector, Huron Consulting Group gained value as demand for its business services increased as Fortune 1000 companies sought help in complying with U.S. regulators' complex financial reporting requirements. Similar forces helped support the growth of technology company FileNet, which provides electronic content management services to corporations. FileNet received a buy-out offer during the reporting period from International Business Machines, boosting its value. The trend toward outsourcing also helped drive gains for drug development services provider Covance, which conducts drug research for large pharmaceutical companies, and Corrections Corp. of America, which operates prisons for various states and municipalities.

On the other hand, some of the Fund's more disappointing positions for the reporting period included apparel retailer Jos. A. Bank Clothiers, which suffered as consumer spending moderated. Among media companies, traditional publishers, such as Playboy Enterprises, were hurt by higher printing costs and competition for advertising dollars from online competitors. In fact, any weakness resulting from the fund's traditional media holdings was more than offset by better performance from its positions in Internet-related businesses, such as Akamai Technologies, Knot Inc., and ValueClick, each of which use or help other businesses utilize the Internet.

/s/ B. Randall Watts                      /s/ P. Hans Von Der Luft

B. Randall Watts, Jr.                     P. Hans Von Der Luft

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
      Small Cap Growth Fund and the Russell 2000 Growth Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------
                                                                   Since
                                                                 Inception
                 1 Year         3 Years         5 Years         12/23/1996
--------------------------------------------------------------------------------
Fund             7.28%+          15.29%          11.15%           12.92%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                         Expenses Paid
                                     Beginning          Ending          During Period+
                                   Account Value     Account Value     April 1, 2006 to
                                   April 1, 2006  September 30, 2006  September 30, 2006
----------------------------------------------------------------------------------------
Actual                              $  1,000.00       $    954.10         $  5.39(1)

Hypothetical (5% return
  per year before expenses)         $  1,000.00       $  1,019.55         $  5.57(1)

----------

+ Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(1) The example reflects the expenses of the Fund and the master portfolio in which the Fund invests all of its assets.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Percentage of
Top Ten Holdings*                       Sector                    Investments
------------------------------------------------------------------------------
Respironics, Inc.                       Health Care                    2.0%
Washington Group International, Inc.    Industrials                    1.7
24/7 Real Media, Inc.                   Information Technology         1.7
Hub Group, Inc., Class A Shares         Industrials                    1.4
Bright Horizons Family Solutions, Inc.  Consumer Discretionary         1.3
Fisher Scientific International         Health Care                    1.3
Steiner Leisure Ltd.--ADR               Consumer Discretionary         1.2
Lions Gate Entertainment Corp.          Consumer Discretionary         1.2
Viasys Healthcare, Inc.                 Health Care                    1.2
Quanta Services, Inc.                   Industrials                    1.1
                                                                      ----
                                                                      14.1%

*     Excludes short-term securities and cash collateral investments.

                                                     Percentage of
Economic Sector Allocation                             Net Assets
------------------------------------------------------------------
Consumer Discretionary                                    13.1%
Consumer Staples                                           4.8
Energy                                                     6.1
Financials                                                 7.9
Health Care                                               22.8
Industrials                                               16.2
Information Technology                                    23.1
Materials                                                  1.7
Short-term and Net Other Assets                            4.3
                                                         -----
                                                         100.0%

The Boston Company Small Cap Growth Fund invests all of its investable assets in an interest of The Boston Company Small Cap Growth Portfolio (see Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company Small Cap
      Growth Portfolio ("Portfolio"), at value (Note 1A)              $ 42,092,878
   Receivable for Fund shares sold                                          35,039
   Prepaid expenses                                                          6,729
                                                                      ------------
      Total assets                                                      42,134,646

Liabilities
   Payable for Fund shares redeemed                        $  4,540
   Accrued administrative service fees (Note 2)              12,438
   Accrued professional fees                                  7,813
   Accrued shareholder reporting fees (Note2)                 2,884
   Accrued trustees' fees (Note 2)                              500
   Accrued chief compliance officer fee (Note 2)                339
   Accrued transfer agent fees (Note 2)                         238
   Other accrued expenses and liabilities                     3,101
                                                           --------
      Total liabilities                                                     31,853
                                                                      ------------

Net Assets                                                            $ 42,102,793
                                                                      ============

Net Assets consist of:
   Paid-in capital                                                    $ 48,929,506
   Accumulated net realized loss                                        (9,321,596)
   Net unrealized appreciation                                           2,494,883
                                                                      ------------

Total Net Assets                                                      $ 42,102,793
                                                                      ============

Shares of beneficial interest outstanding                                  847,654
                                                                      ============

Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                    $      49.67
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio                                                       $    264,607
   Interest and security lending income allocated from Portfolio                                        42,592
   Expenses allocated from Portfolio                                                                  (417,484)
                                                                                                  ------------
      Net investment loss allocated from Portfolio                                                    (110,285)

Expenses
   Administrative service fees (Note 2)                                            $     45,033
   Professional fees                                                                     25,206
   Registration fees                                                                     14,980
   Transfer agent fees (Note 2)                                                           7,988
   Insurance expense                                                                        808
   Trustees' fees (Note 2)                                                                  448
   Miscellaneous expenses                                                                 4,135
                                                                                   ------------
      Total expenses                                                                     98,598

Deduct:
   Reimbursement of Fund operating expense (Note 2)                                     (96,588)
                                                                                   ------------
      Net expenses                                                                                       2,010
                                                                                                  ------------
         Net investment loss                                                                          (112,295)
                                                                                                  ------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investments                                                                     6,881,368
      Financial futures transactions                                                    (50,962)
                                                                                   ------------
         Net realized gain (loss)                                                                    6,830,406
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments                                                                    (4,053,098)
      Financial futures contracts                                                       (13,041)
                                                                                   ------------
         Net change in net unrealized appreciation (depreciation)                                   (4,066,139)
                                                                                                  ------------
   Net realized and unrealized gain (loss) on investments                                            2,764,267
                                                                                                  ------------

Net Increase in Net Assets from Operations                                                        $  2,651,972
                                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               For the              For the
                                                                              Year Ended           Year Ended
                                                                          September 30, 2006   September 30, 2005
                                                                          ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                           $         (112,295)  $         (198,710)
   Net realized gain (loss)                                                        6,830,406            4,319,415
   Change in net unrealized appreciation (depreciation)                           (4,066,139)           2,750,040
                                                                          ------------------   ------------------
   Net increase (depreciation) in net assets from investment operations            2,651,972            6,870,745
                                                                          ------------------   ------------------

Fund Share Transactions (Note 4)
   Net proceeds from sale of shares
      Institutional Class                                                         11,509,182           18,873,206
      Service Class                                                                       --            2,808,281
   Cost of shares redeemed
      Institutional Class                                                         (8,381,712)          (4,858,947)
      Service Class                                                                       --          (20,103,492)
                                                                          ------------------   ------------------
   Net increase (decrease) in net assets from Fund share transactions              3,127,470           (3,280,952)
                                                                          ------------------   ------------------

Total Increase (Decrease) in Net Assets                                            5,779,442            3,589,793

Net Assets
   At beginning of year                                                           36,323,351           32,733,558
                                                                          ------------------   ------------------
   At end of year [including accumulated net
      investment income of $0 and $5,968, respectively]                   $       42,102,793   $       36,323,351
                                                                          ==================   ==================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  Year Ended September 30,
                                                             ------------------------------------------------------------------
                                                               2006          2005         2004(a)        2003(a)        2002(a)
                                                             --------      --------      --------       --------       --------
Net Asset Value, Beginning of Year                           $  46.30      $  37.95      $  32.41       $  24.78       $  29.28
                                                             --------      --------      --------       --------       --------

From Investment Operations:
   Net investment income (loss) * (b)                           (0.14)        (0.20)        (0.33)         (0.11)         (0.16)
   Net realized and unrealized gains (loss) on investments       3.51          8.55          5.87(c)        7.74(c)       (4.34)(c)
                                                             --------      --------      --------       --------       --------
Total from operations                                            3.37          8.35          5.54           7.63          (4.50)
                                                             --------      --------      --------       --------       --------

Net Asset Value, End of Year                                 $  49.67      $  46.30      $  37.95       $  32.41       $  24.78
                                                             ========      ========      ========       ========       ========

Total Return (d)                                                 7.28%        22.00%        17.09%         30.79%(b)     (15.37)%(b)

Ratios/Supplemental data:
   Expenses (to average daily net assets)* (e)                   1.10%         1.17%         1.18%          1.00%          1.00%
   Net Investment Income (Loss)
      (to average daily net assets)*                            (0.30)%       (0.48)%       (0.87)%        (0.42)%        (0.52)%
   Net Assets, End of Year (000's omitted)                   $ 42,103      $ 36,323      $ 18,274       $ 21,168       $ 18,780

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income (loss) per share (a)             $  (0.28)     $  (0.31)     $  (0.40)      $  (0.30)      $  (0.25)
   Ratios (to average daily net assets):
      Expenses (e)                                            1.38%         1.41%         1.37%          1.66%          1.29%
      Net investment income                                  (0.58)%       (0.72)%       (1.06)%        (1.08)%        (0.81)%

(a)   Prior to August 31, 2005, the Fund offered two classes of shares:
      Institutional Class and Service Class. The financial highlights for periods prior to the year ended September 30, 2005, represent those of the Institutional Class.

(b)   Calculated based on average shares outstanding.

(c) Amounts include litigation proceeds received by the Fund of $0.06 for the year ended September 30, 2004, less than $0.01 for the year ended September 30, 2003, and $0.01 for the year ended September 30, 2002.

(d)   Total return would have been lower in the absence of expense waivers.

(e)   Includes the Fund's share of the Portfolio's allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Growth Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest in The Boston Company Small Cap Growth Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small cap U.S. companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006 the Fund owned 100% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions in the Portfolio are recorded as of trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, capital loss carryovers and the timing of recognition of realized and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. TBCAM voluntarily agreed to limit the total annual operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.10% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time. Pursuant to this agreement, for the year ended September 30, 2006, TBCAM voluntary reimbursed $96,588 of the Fund's operating expenses.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $7,988 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,135. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement the Fund was charged $2,884 for the year ended September 30, 2006.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $14,194 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006, aggregated $11,475,471 and $8,367,737, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              For the              For the
                                            Year Ended           Year Ended
                                        September 30, 2006   September 30, 2005
                                        ------------------   ------------------
      Institutional Class:
         Shares sold                          237,244              415,461
         Shares redeemed                     (174,108)            (112,485)
                                             --------             --------
         Net increase                          63,136             (302,976)
                                             ========             ========

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                   For the
                                                                 Year Ended
                                                             September 30, 2005
                                                             ------------------
      Service Class:*
         Shares sold                                                67,826
         Shares redeemed                                          (452,872)
                                                                  --------
         Net increase                                             (385,046)
                                                                  ========

      * During the year ended September 30, 2005, the Fund had offered two classes of shares: Institutional Class and Service class. On August 31, 2005, the Service Class was liquidated and closed.

      At September 30, 2006, one shareholder of record held approximately 41% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $3,100 in redemption fees.

(5)   Federal Taxes:

      As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                                 2006           2005
                                             ------------   -------------
        Capital loss carry forward           $(9,255,887)   $(16,095,157)

      At September 30, 2006, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

                  Capital Loss
                   Carry Over                   Expiration Date
                  ------------                  ---------------
                   $6,959,561                      9/30/2010
                   $2,296,326                      9/30/2011

      It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

      See the corresponding master portfolio for tax basis unrealized appreciation (depreciation) information.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Growth Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                     Shares     (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--105.9%

EQUITIES--95.7%

Consumer Discretionary--13.1%
Bebe Stores, Inc.                                                                                             9,600   $     237,888
Bright Horizons Family Solutions, Inc.(a)                                                                    12,440         519,121
Cache, Inc. (a)                                                                                              12,120         216,827
California Pizza Kitchen, Inc.(a)                                                                            13,160         393,879
Casual Male Retail Group, Inc.(a)(b)                                                                         17,330         237,941
Hibbett Sporting Goods, Inc. (a)                                                                             13,870         363,117
Lin TV Corp.(a)                                                                                              20,970         163,147
Lions Gate Entertainment Corp.(a)(b)                                                                         49,700         497,497
Panera Bread Co.(a)                                                                                           5,820         339,015
Penn National Gaming, Inc.(a)                                                                                10,390         379,443
Red Robin Gourmet Burgers, Inc. (a)                                                                           4,331         199,702
Ruth's Chris Steak House, Inc. (a)                                                                           21,700         408,394
Select Comfort Corp. (a)                                                                                      9,680         211,798
Shutterfly, Inc. (a)                                                                                          7,340         114,137
Steiner Leisure Ltd.--ADR (a)                                                                                11,970         503,339
Texas Roadhouse, Inc., Class A (a)                                                                           15,610         191,691
Tractor Supply Co. (a)                                                                                        6,830         329,616
VistaPrint Ltd. (a)                                                                                           8,690         225,419
                                                                                                                      -------------
                                                                                                                          5,531,971
                                                                                                                      -------------

Consumer Staples--4.8%
Herbalife Ltd. (a)                                                                                            9,680         366,678
Inter Parfums, Inc.                                                                                          18,700         356,048
Performance Food Group Co. (a)                                                                                7,900         221,911
Rite Aid Corp. (a)(b)                                                                                        78,400         355,936
Ruddick Corp.                                                                                                 5,000         130,150
The Boston Beer Co., Inc. (a)                                                                                 8,830         290,066
United Natural Foods, Inc. (a)                                                                                9,970         308,970
                                                                                                                      -------------
                                                                                                                          2,029,759
                                                                                                                      -------------

Energy--6.1%
Arena Resources, Inc. (a)                                                                                    10,250         329,230
Complete Production Services, Inc. (a)                                                                        9,310         183,779
Dril-Quip, Inc. (a)                                                                                           2,640         178,675
Geomet, Inc. (a)                                                                                             22,080         207,552
Global Industries Ltd. (a)                                                                                   12,140         188,898
Hanover Compressor Co. (a)                                                                                   16,810         306,278
Lufkin Industries, Inc.                                                                                       3,400         179,928
Oil States International, Inc. (a)                                                                           11,070         304,425
Penn Virginia Corp.                                                                                           6,030         382,362
W-H Energy Services, Inc. (a)                                                                                 7,790         323,051
                                                                                                                      -------------
                                                                                                                          2,584,178
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                     Shares     (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Financial--7.9%
Arch Capital Group Ltd.--ADR (a)                                                                              3,800   $     241,262
Berkshire Hills Bancorp, Inc.                                                                                 3,100         110,329
Capital Source, Inc. (b)                                                                                     13,250         342,115
Capitol Bancorp Ltd.                                                                                          4,960         220,720
Cullen/Frost Bankers, Inc.                                                                                    2,400         138,768
Dollar Financial Corp. (a)                                                                                   15,920         347,374
Financial Institutions, Inc.                                                                                  5,150         120,304
First Cash Financial Services, Inc. (a)                                                                      10,160         209,194
First Midwest Bancorp, Inc.                                                                                   9,510         360,334
Montpelier Re Holdings Ltd. (b)                                                                              16,060         311,403
Nara Bancorp, Inc.                                                                                            7,470         136,626
Portfolio Recovery Associates, Inc. (a)                                                                       7,910         347,012
The Colonial BancGroup, Inc.                                                                                  8,670         212,415
Umpqua Holdings Corp.                                                                                         7,700         220,220
                                                                                                                      -------------
                                                                                                                          3,318,076
                                                                                                                      -------------

Health Care--22.8%
Adams Respiratory Therapeutics, Inc.(a)(b)                                                                    4,710         172,339
Alkermes, Inc.(a)                                                                                            12,600         199,710
Alnylam Pharmaceuticals, Inc. (a)                                                                            13,000         187,330
Applera Corp.-Celera Genomics Group (a)                                                                      12,920         179,846
Array BioPharma, Inc. (a)(b)                                                                                 16,750         142,710
ArthroCare Corp. (a)                                                                                          7,660         358,948
Centene Corp. (a)                                                                                             7,800         128,232
Community Health Systems, Inc. (a)                                                                            7,900         295,065
Conor Medsystems, Inc. (a)                                                                                    7,700         181,489
Covance, Inc. (a)                                                                                             6,270         416,203
Cytyc Corp. (a)                                                                                              13,100         320,688
DJO, Inc. (a)                                                                                                 7,070         293,617
Eclipsys Corp. (a)                                                                                           13,000         232,830
Emdeon Corp. (a)                                                                                             32,470         380,224
Enzon Pharmaceuticals, Inc. (a)(b)                                                                           25,480         210,210
Fisher Scientific International                                                                               6,600         516,384
Foxhollow Technologies, Inc. (a)(b)                                                                           9,600         328,224
Haemonetics Corp. (a)                                                                                         6,640         310,752
Home Diagnostics, Inc. (a)(b)                                                                                16,900         221,221
Integra LifeSciences Holdings (a)                                                                             8,380         314,082
InterMune, Inc. (a)(b)                                                                                       16,000         262,720
Medarex, Inc. (a)                                                                                            16,810         180,539
Merit Medical Systems, Inc. (a)                                                                              15,620         212,120
Natus Medical, Inc. (a)(b)                                                                                   22,270         303,986
PDL BioPharma, Inc. (a)(b)                                                                                    7,990         153,408
Pediatrix Medical Group, Inc. (a)                                                                             4,690         213,864

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                     Shares     (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Health Care (continued)
PerkinElmer, Inc.                                                                                            15,980   $     302,501
Respironics, Inc. (a)                                                                                        20,800         803,088
Rigel Pharmaceuticals, Inc. (a)                                                                              17,220         176,849
Thoratec Corp. (a)(b)                                                                                        16,250         253,663
Triad Hospitals (a)                                                                                           4,850         213,546
VCA Antech, Inc. (a)                                                                                         10,300         371,418
Vertex Pharmaceuticals, Inc. (a)(b)                                                                           4,650         156,473
Viasys Healthcare, Inc. (a)                                                                                  17,020         463,625
Wellcare Group, Inc. (a)                                                                                      2,220         125,719
                                                                                                                      -------------
                                                                                                                          9,583,623
                                                                                                                      -------------

Industrials--16.2%
AAR Corp. (a)                                                                                                 8,470         201,925
Alaska Air Group, Inc. (a)                                                                                   11,500         437,460
Bucyrus International, Inc., Class A                                                                          4,790         203,192
Central Parking Corp. (b)                                                                                    13,100         216,150
CIRCOR International, Inc.                                                                                    7,730         236,152
Copart, Inc. (a)                                                                                              8,870         250,045
Global Cash Access, Inc. (a)                                                                                 24,610         371,365
Hub Group, Inc., Class A Shares (a)                                                                          23,960         545,809
Huron Consulting Group, Inc. (a)                                                                              5,910         231,672
Interline Brands, Inc. (a)                                                                                    8,410         207,559
Kennametal, Inc.                                                                                              4,010         227,167
MSC Industrial Direct Co., Inc. (b)                                                                           7,340         299,032
Navigant Consulting, Inc. (a)                                                                                10,690         214,441
Pacer International, Inc.                                                                                    11,890         330,066
Quanta Services, Inc. (a)                                                                                    27,060         456,232
Robbins & Myers, Inc.                                                                                        10,920         337,646
School Specialty, Inc. (a)                                                                                   10,800         381,132
Stericycle, Inc. (a)                                                                                          3,500         244,265
Team, Inc. (a)                                                                                                8,200         205,492
UAP Holding Corp.                                                                                            15,100         322,687
UTI Worldwide, Inc.                                                                                           6,800         190,196
Washington Group International, Inc. (a)                                                                     11,960         703,966
                                                                                                                      -------------
                                                                                                                          6,813,651
                                                                                                                      -------------

Information Technology--23.1%
24/7 Real Media, Inc. (a)(b)                                                                                 81,680         697,547
AMIS Holdings, Inc. (a)                                                                                      32,080         304,439
Ariba, Inc. (a)                                                                                              23,844         178,592
Arris Group, Inc. (a)(b)                                                                                     18,010         206,395
Art Technology Group, Inc. (a)                                                                              117,820         301,619
BEA Systems, Inc. (a)                                                                                        15,390         233,928

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          Value
Security                                                                                                     Shares     (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
Information Technology (continued)
Brocade Communications Systems, Inc. (a)                                                                     62,520   $     441,391
Cymer, Inc. (a)                                                                                               7,390         324,495
DSP Group, Inc. (a)                                                                                          12,200         278,770
Exar Corp. (a)                                                                                               16,180         215,032
Forrester Research, Inc. (a)                                                                                  7,280         191,537
Ikanos Communications, Inc. (a)                                                                              16,670         196,206
Informatica Corp. (a)                                                                                        16,740         227,497
ManTech International Corp., Class A (a)                                                                     10,780         355,848
Micrel, Inc. (a)                                                                                             28,600         274,274
Net Gear, Inc. (a)                                                                                           10,310         212,283
NIC, Inc. (a)                                                                                                34,670         178,551
Online Resources Corp. (a)                                                                                   19,900         243,775
Palm, Inc. (a)                                                                                               19,420         282,755
Polycom, Inc. (a)                                                                                            17,800         436,634
Progress Software Corp. (a)                                                                                   5,410         140,660
Rackable Systems, Inc. (a)                                                                                   10,610         290,396
Radyne Corp. (a)                                                                                             25,740         315,058
Rudolph Technologies, Inc. (a)                                                                               23,470         430,205
S1 Corp. (a)                                                                                                 26,420         121,796
Silicon Image, Inc. (a)                                                                                      17,010         216,367
Smart Modular Technologies, Inc.                                                                             25,690         256,129
Supertex, Inc. (a)                                                                                           11,670         453,613
Tektronix, Inc.                                                                                               7,230         209,164
Tessera Technologies, Inc. (a)                                                                                8,460         294,239
The Knot, Inc. (a)                                                                                           10,740         237,676
The Ultimate Software Group, Inc. (a)                                                                         9,970         234,594
ValueClick, Inc. (a)                                                                                         13,790         255,667
Verisign, Inc. (a)                                                                                           12,500         252,500
Wright Express Corp. (a)                                                                                      8,170         196,570
                                                                                                                      -------------
                                                                                                                          9,686,202
                                                                                                                      -------------

Materials--1.7%
Hecla Mining Co. (a)(b)                                                                                      56,880         326,491
Kinross Gold Corp. (a)                                                                                       14,800         185,296
Pan American Silver Corp. (a)                                                                                11,030         215,522
                                                                                                                      -------------
Total Equities (Cost $37,773,727)                                                                                           727,309
                                                                                                                      -------------
                                                                                                                         40,274,769
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                           Par             Value
Security                                                                        Rate      Maturity        Value          (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.2%

U.S. Government--0.2%
U.S. Treasury Bill (c)(d) (Cost $103,949)                                       4.80%    12/14/2006    $    105,000    $    103,949
                                                                                                                       ------------

INVESTMENT OF CASH COLLATERAL--10.0%                                                                      Shares
                                                                                                       ------------
BlackRock Cash Strategies L.L.C. (e) (Cost $4,211,924)                          5.35%                     4,211,924       4,211,924
                                                                                                                       ------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $42,089,600)                                                                        44,590,642
                                                                                                                       ------------

AFFILIATED INVESTMENTS--3.7%
Dreyfus Institutional Preferred Plus Money Market Fund (e) (f)
   (Cost $1,529,206)                                                            5.32%                     1,529,206       1,529,206
                                                                                                                       ------------

TOTAL INVESTMENTS--109.6% (Cost $43,618,806)                                                                             46,119,848
                                                                                                                       ------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(9.6)%                                                                            (4,026,970)
                                                                                                                       ------------

NET ASSETS--100.0%                                                                                                     $ 42,092,878
                                                                                                                       ============

Notes to Schedule of Investments:

ADR -- American Depository Receipts

(a)   Non-income producing security.

(b)   Security, or a portion of thereof, was on loan at September 30, 2006

(c) Denotes all or part of security segregated as collateral for futures transactions.

(d)   Rate noted is yield to maturity.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

At September 30,2006, the Fund held the following futures contracts:

                                                                                          Underlying Face         Unrealized
Contract                                         Position         Expiration Date         Amount at Value            Loss
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index (2 Contracts)                   Long              12/14/2006              $ 738,250            $   (6,159)
                                                                                                                  ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (Note 1A)(including securities on loan, valued at
     $4,004,653 (Note 6))
     Unaffiliated issuers, at value (cost $42,089,600)                                                           $  44,590,642
     Affiliated issuers, at value (Note 1F) (cost $1,529,206)                                                        1,529,206
   Cash                                                                                                                501,796
   Receivable for investments sold                                                                                   1,074,351
   Interest and dividends receivable                                                                                    16,831
   Prepaid expenses                                                                                                      8,595
                                                                                                                 -------------
     Total assets                                                                                                   47,721,421

Liabilities
   Payable for investments purchased                                                             $   1,389,713
   Collateral for securities on loan (Note 6)                                                        4,211,924
   Payable for variation margin on open futures contracts (Note 5)                                      12,730
   Accrued accounting, administration and custody fees (Note 2)                                          7,090
   Accrued professional fees                                                                             5,898
   Accrued trustees' fees and expenses (Note 2)                                                            815
   Other accrued expenses and liabilities                                                                  373
                                                                                                 -------------
     Total liabilities                                                                                               5,628,543
                                                                                                                 -------------

Net Assets (applicable to investors' beneficial interest)                                                        $  42,092,878
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income                                                                                               $     176,506
   Dividend income from affiliated investments (Note 1F)                                                                88,101
   Interest income                                                                                                       3,160
   Securitiy lending income (Note 6)                                                                                    39,432
                                                                                                                 -------------
     Total investment Income                                                                                           307,199

Expenses
   Investment advisory fee (Note 2)                                                              $     304,971
   Accounting, administration and custody fees (Note 2)                                                 87,743
   Professional fees                                                                                    18,191
   Insurance expense                                                                                     6,359
   Trustees' fees and expenses (Note 2)                                                                  4,913
   Miscellaneous                                                                                         3,467
                                                                                                 -------------
     Total expenses                                                                                    425,644

Deduct:
   Waiver of invesment advisory fee (Note 2)                                                            (8,160)
                                                                                                 -------------
     Net Expenses                                                                                                      417,484
                                                                                                                 -------------
       Net investment loss                                                                                            (110,285)
                                                                                                                 -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                                     6,881,368
     Financial future transactions                                                                     (50,962)
                                                                                                 -------------
       Net realized gain (loss)                                                                                      6,830,406
   Change in unrealized appreciation (depreciation) on:
     Investments                                                                                    (4,053,098)
     Financial future contracts                                                                        (13,041)
                                                                                                 -------------
       Change in net unrealized appreciation (depreciation)                                                         (4,066,139)
                                                                                                                 -------------
         Net realized and unrealized gain (loss)                                                                     2,764,267
                                                                                                                 -------------

Net Increase in Net Assets from Operations                                                                       $   2,653,982
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           For the              For the
                                                                          Year Ended           Year Ended
                                                                      September 30, 2006   September 30, 2005
                                                                      ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                         $    (110,285)       $    (146,281)
   Net realized gain (loss)                                                 6,830,406            4,319,415
   Change in net unrealized appreciation (depreciation)                    (4,066,139)           2,750,040
                                                                        -------------        -------------
   Net increase (decrease) in net assets from operations                    2,653,982            6,923,174
                                                                        -------------        -------------

Capital Transactions
   Contributions                                                           11,475,471           21,655,858
   Withdrawals                                                             (8,367,737)         (25,017,269)
                                                                        -------------        -------------
   Net increase (decrease) in net assets from capital transactions          3,107,734           (3,361,411)
                                                                        -------------        -------------

Total Increase (Decrease) in Net Assets                                     5,761,716            3,561,763

Net Assets
   At beginning of year                                                    36,331,162           32,769,399
                                                                        -------------        -------------
   At end of year                                                       $  42,092,878        $  36,331,162
                                                                        =============        =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                              Financial Highlights

                                                                            Year Ended September 30,
                                                          ----------------------------------------------------------
                                                            2006         2005       2004          2003        2002
                                                          --------     --------   --------     --------     --------
Total Return                                                  7.32%(a)    22.05%     17.12%(a)    30.79%(a)   (15.37)%(a)
                                                          --------     --------   --------     --------     --------

Ratios/Supplemental Data:
   Expenses (to average daily net assets)*                    1.10%        1.12%      1.15%        1.00%        1.00%
   Net Investment Income (to average daily net assets)*      (0.29)%      (0.42)%    (0.83)%      (0.42)%      (0.51)%
   Portfolio Turnover                                          166%         135%       153%         261%         239%
   Net Assets, End of Year (000's omitted)                $ 42,093     $ 36,331   $ 32,769     $ 29,910     $ 24,500

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

   Ratios (to average daily net assets):
      Expenses                                             1.12%         N/A       1.18%        1.28%        1.18%
      Net investment income                               (0.31)%        N/A      (0.86)%      (0.70)%      (0.69)%

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absense of expense waiver.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Growth Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small cap U.S. companies.

      At September 30, 2006, there was one Fund, The Boston Company Small Cap Growth Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2006 was 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities.Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Income taxes

      The Portfolio is treated as a disregarded entity for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since the Portfolio's only investor is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      D. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      F. Affiliated issuers

      Affiliated issuers represent issuers in which the Portfolio held investments in other investment companies advised by The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions with Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services and general office facilities is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. TBCAM voluntarily agreed to limit the total annual operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commission, taxes and extraordinary expense) to 1.10% of the Fund's average daily net assets. Pursuant to this agreement, for the year ended September 30, 2006, TBCAM voluntarily waived a portion of its investment advisory fee in the amount of $8,160. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $87,743 for the year ended September 30, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $16,969, for the year ended September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                      Purchases       Sales
                                                     ------------  ------------

      Investments (non-U.S. Government Securities)   $ 64,217,023  $ 60,668,570
                                                     ============  ============

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

             Aggregate cost                                $  43,690,675
                                                           =============
             Gross unrealized appreciation                 $   3,490,124
             Gross unrealized depreciation                    (1,060,951)
                                                           -------------
             Net unrealized appreciation (depreciation)    $   2,429,173
                                                           =============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Portfolio loaned securities during the year ended September 30, 2006 and earned interest on the invested collateral of $171,430 of which $131,998 was rebated to borrowers or paid in fees. At September 30, 2006, the Portfolio had securities valued at $4,004,653 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $452.

      For the year ended September 30, 2006, the Portfolio had average borrowings outstanding of $78,000 on a total of one day and incurred $12 of interest.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Growth Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company Small Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Growth Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                        Trustee
                                                                      Principal      Portfolios in      Other         Remuneration
Name                                              Term of Office    Occupation(s)    Fund Complex   Directorships    (period ended
Address, and                     Position(s)       and Length of     During Past      Overseen by      Held by       September 30,
Date of Birth                  Held with Trust      Time Served        5 Years          Trustee        Trustee           2006)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                  Trustee        Trustee since   Chairman                 32            None          Fund: $500
c/o Decision Resources, Inc.                      11/3/1986       Emeritus,                                         Portfolio: $799
260 Charles Street                                                Decision
Waltham, MA 02453                                                 Resources, Inc.
9/30/40                                                           ("DRI")
                                                                  (biotechnology
                                                                  research and
                                                                  consulting firm);
                                                                  formerly Chairman
                                                                  of the Board and
                                                                  Chief Executive
                                                                  Officer, DRI

Caleb Loring III                   Trustee        Trustee since   Trustee, Essex           32            None          Fund: $500
c/o Essex Street Associates                       11/3/1986       Street Associates                                 Portfolio: $866
P.O. Box 5600                                                     (family
Beverly, MA 01915                                                 investment trust
11/14/43                                                          office)

Benjamin M. Friedman               Trustee        Trustee since   William Joseph           32            None          Fund: $500
c/o Harvard University                            9/13/1989       Maier, Professor                                  Portfolio: $799
Littauer Center 127                                               of Political
Cambridge, MA 02138                                               Economy, Harvard
8/5/44                                                            University

John H. Hewitt                     Trustee        Trustee since   Trustee, Mertens         32            None          Fund: $500
P.O. Box 2333                                     11/3/1986       House, Inc.                                       Portfolio: $799
New London, NH 03257                                              (hospice)
4/11/35

Interested Trustees

Patrick J. Sheppard           Trustee, President  Since 2003      President and            32            None              $0
The Boston Company                and Chief                       Chief Operating
Asset Management, LLC         Executive Officer                   Officer of The
One Boston Place                                                  Boston Company
Boston, MA 02108                                                  Asset Management,
7/24/65                                                           LLC; formerly
                                                                  Senior Vice
                                                                  President and
                                                                  Chief Operating
                                                                  Officer, Mellon
                                                                  Asset Management
                                                                  ("MAM") and Vice
                                                                  President and
                                                                  Chief Financial
                                                                  Officer, MAM

Principal Officers who are Not Trustees

Name                                                    Term of Office
Address, and                      Position(s)            and Length of                        Principal Occupation(s)
Date of Birth                   Held with Trust           Time Served                           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann                Vice President         Since 2003             Senior Vice President and Head of Operations, Mellon
Mellon Asset Management          and Secretary                                 Asset Management ("MAM"); formerly First Vice
One Boston Place                                                               President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson               Vice President         Vice President         Vice President and Mutual Funds Controller, Mellon
Mellon Asset Management          and Treasurer          since 1999;            Asset Management; formerly Assistant Vice President
One Boston Place                                        Treasurer              and Mutual Funds Controller, Standish Mellon Asset
Boston, MA 02108                                        since 2002             Management Company, LLC
7/14/65

Denise B. Kneeland               Assistant Vice         Since 1996             Vice President and Manager, Mutual Funds Operations,
Mellon Asset Management            President                                   Mellon Asset Management; formerly Vice President and
One Boston Place                                                               Manager, Mutual Fund Operations, Standish Mellon
Boston, MA 02108                                                               Asset Management Company, LLC
8/19/51

Cara E. Hultgren                 Assistant Vice         Since 2001             Assistant Vice President and Manager of Compliance,
Mellon Asset Management            President                                   Mellon Asset Management ("MAM"); formerly Manager of
One Boston Place                                                               Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                                               Representative, Standish Mellon Asset Management
1/19/71                                                                        Company, LLC

Mary T. Lomasney                     Chief              Since 2005             First Vice President, Mellon Asset Management and
Mellon Asset Management           Compliance                                   Chief Compliance Officer, Mellon Funds Distributor,
One Boston Place                    Officer                                    L.P. and Mellon Optima L/S Strategy Fund, LLC;
Boston, MA 02108                                                               formerly Director, Blackrock, Inc., Senior Vice
4/8/57                                                                         President, State Street Research & Management
                                                                               Company ("SSRM"), and Vice President, SSRM

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6941AR0906

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Annual Report                           The Boston Company
                                        Small Cap Value Fund
--------------------------------------------------------------------------------

Year Ended September 30, 2006

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2006.

Financial markets showed substantial resilience over the past 12 months, shrugging off concerns that the slowdown in the housing market could drag the rest of the economy into a recession. The U.S. Federal Reserve paused in its tightening cycle in August, after 17 consecutive rate hikes since June 2004, as it became convinced that inflationary forces, and expectations, were under control. Perhaps the most notable feature of this cycle is that the housing market is in decline at a time when interest rates are not high, historically speaking. In previous cycles, housing market declines typically follow a period of Fed interest rate tightenings that drive rates to extreme levels, choking off credit, including mortgage financing. In this environment, credit for housing and other sectors remains plentiful, with the housing pullback largely a function of prices soaring beyond affordable levels for many prospective buyers.

The stock market climbed the proverbial "wall of worry" during 2006, with the S&P 500 Index hitting new highs and providing a gain of 11.7% over the 12-month period ended September 30, 2006, including a 5.7% advance in the third quarter. With U.S. monetary policy moderating, energy prices in a swoon and the inflation threat receding, investors clearly feel that the case for a soft landing is being reinforced.

In the bond markets, short-term rates advanced steadily, for the most part, in cadence with the Fed's rate increases, with the 3-month Treasury bill ending the third quarter at 4.9%, up approximately 1.25% over the past 12-month period ended September 30, 2006. Longer-term bonds were more stable, with the 10-year Treasury note ending approximately 0.30% higher for the same period at 4.7%. At quarter end, this resulted in an inverted yield curve, which is often a leading indicator of recession.

Going forward, there is still much debate over the impact of the housing downturn on the overall economy. We believe that the housing market is in for prolonged weakness. As mortgage rates are already at relatively modest levels, any boost provided by lower mortgage rates in the future is likely to be smaller for housing than it has been in previous cycles. However, there are other bullish factors that should mitigate the drag of the housing market. As noted, liquidity remains plentiful and corporations are flush with cash. Spreads of high yield bonds above Treasuries remain tight -- an indicator that credit is still available for riskier borrowers. High yield spreads tend to widen when the market perceives a recession is likely.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President and CEO
Mellon Institutional Funds

                    One Boston Place o Boston, MA 02108-4402
                        A Mellon Asset Management Company

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

September 2006

During the reporting period's first half, robust economic growth and low inflation helped support small cap stock prices. However, investors grew more risk-averse during the second half, when signs of accelerating inflation and slower economic growth began to emerge. As a result, small cap stocks gave back some of their previous gains. Fortunately, inflationary pressures appeared to wane during the summer, sparking a market rally that favored value-oriented stocks.

For the year ended September 30, 2006 the Fund had a total return of 12.42%+ compared to a return of 14.01% for its benchmark, the Russell 2000 Value Index. The Fund participated in most of the market's gains, deriving particularly strong returns from the energy sector. We focused primarily on energy services companies that benefited from rising crude oil and natural gas prices for much of the reporting period. Winners included Tetra Technologies, Veritas DGC and Global Industries. Although falling commodity prices eroded energy stock prices during the third quarter of 2006, we had pared back the Fund's exposure to the sector, helping to reduce the impact on the Fund's performance.

The Fund's returns also received strong contributions from its holdings in the financials sector, where brokerage firms Piper Jaffray Cos., Raymond James Financial and Knight Capital benefited from higher levels of trading and investment banking activity. In addition, the Fund's holdings of thrifts and mortgage finance companies fared well. The consumer staples sector was an area of emphasis for the Fund that was driven higher by several packaged foods providers, including Sanderson Farms, Lance Inc., and Ralcorp Holdings, as investors increasingly turned to companies that tend to produce consistent earnings under a variety of economic conditions.

Success in these areas was offset by disappointments in others. Despite an overweight position in the information technology sector, the Fund did not participate fully in the sector's gains due to lagging results from communications equipment providers such as network security company SafeNet, which suffered from earnings deterioration among other issues. Some of the Fund's application software holdings missed their earnings targets, including Epiq Systems, Plato Learning and Motive. In the materials sector, the Fund did not participate as heavily as the benchmark in gains among steel companies. In addition, the Fund's

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

chemicals holdings lagged the benchmark as one company announced a questionable acquisition and the portfolio lacked exposure to the specialty chemicals group, which was the best performing segment within chemicals for the benchmark. Finally, company-specific issues affecting various aerospace and defense contractors undermined the Fund's investments in the industrials sector.

We have continued to employ our bottom-up security selection strategy, which recently has identified a number of companies we believe present value-oriented opportunities in the health care and technology sectors. Although we have continued to find pockets of opportunity among energy companies, we recently reduced the Fund's exposure to the sector to a slightly overweight position. We have found relatively few companies meeting our investment criteria in the financials and consumer discretionary sectors, areas that could be negatively affected by deteriorating credit conditions and slower consumer spending, respectively, in a slower-growth economic environment.

/s/ Stephanie Brandaleone                   /s/ Joseph Corrado

Stephanie Brandaleone                       Joseph Corrado

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
        Small Cap Value Fund and the Russell 2000 Value Index (Unaudited)
--------------------------------------------------------------------------------

                                   [GRAPHICS]

                          Average Annual Total Returns
                          (for period ended 9/30/2006)
--------------------------------------------------------------------------------
                                                                     Since
                                                                   Inception
              1 Year            3 Years           5 Years          2/1/2000
--------------------------------------------------------------------------------
Fund          12.42%+            21.04%            19.36%            18.92%

*     Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividends from income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

+ Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Expenses Paid
                             Beginning          Ending          During Period+
                           Account Value     Account Value     April 1, 2006 to
                           April 1, 2006  September 30, 2006  September 30, 2006
--------------------------------------------------------------------------------
Actual                       $1,000.00         $  999.20           $4.61(1)
Hypothetical (5% return
  per year before
  expenses)                  $1,000.00         $1,020.46           $4.66(1)

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(1) The example reflects the expenses of the Fund and the master portfolio in which the Fund invests all its assets.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

           Portfolio Information as of September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------

                                                                          Percentage of
Top Ten Holdings*                            Sector                        Investments
---------------------------------------------------------------------------------------
Ralcorp Holdings, Inc.                       Consumer Staples                  1.9%
Option Care, Inc.                            Health Care                       1.5
Universal Compression Holdings, Inc.         Energy                            1.4
BankAtlantic Bancorp, Inc.                   Financials                        1.4
AGCO Corp.                                   Industrials                       1.3
Shaw Group, Inc.                             Industrials                       1.3
Longs Drug Stores Corp.                      Consumer Staples                  1.3
Regis Corp.                                  Consumer Discretionary            1.3
Esterline Technologies Corp.                 Industrials                       1.3
Piper Jaffray Companies, Inc.                Financials                        1.2
                                                                              ----
                                                                              13.9%

*     Excludes short-term securities and cash collateral investments.

                                        Percentage of
Economic Sector Allocation                Net Assets
-----------------------------------------------------
Consumer Discretionary                       12.4%
Consumer Staples                              6.9
Energy                                        5.2
Financials                                   22.4
Health Care                                   8.0
Industrials                                  19.3
Information Technology                       16.5
Materials                                     5.5
Telecommunications Services                   0.8
Utilities                                     1.7
Short-term and other Assets                   1.3
                                            -----
                                            100.0%

The Boston Company Small Cap Value Fund invests all of its investable assets in an interest of The Boston Company Small Cap Value Portfolio (See
Note 1 of the Fund's Notes to Financial Statements). The Portfolio is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investment in The Boston Company Small Cap Value Portfolio
      ("Portfolio"), at value (Note 1A)                                                                $ 538,051,313
   Receivable for Fund shares sold                                                                         1,806,794
   Prepaid expenses                                                                                           17,943
                                                                                                       -------------
      Total assets                                                                                       539,876,050
Liabilities
   Payable for Fund shares redeemed                                                    $     234,588
   Accrued administrator services fee (Note 2)                                                46,813
   Accrued professional fees                                                                  16,123
   Accrued registration fee                                                                    8,909
   Accrued transfer agent fees (Note 2)                                                        4,967
   Accrued trustees' fees (Note 2)                                                             1,000
   Accrued chief compliance officer fee (Note 2)                                                 369
   Other accrued expenses and liabilities                                                      2,871
                                                                                       -------------
      Total liabilities                                                                                      315,640
                                                                                                       -------------
Net Assets                                                                                             $ 539,560,410
                                                                                                       =============

Net Assets consist of:
   Paid-in capital                                                                                     $ 485,516,077
   Accumulated net realized gain                                                                          19,869,798
   Undistributed net investment income                                                                       820,716
   Net unrealized appreciation                                                                            33,353,819
                                                                                                       -------------
Total Net Assets                                                                                       $ 539,560,410
                                                                                                       =============
Shares of beneficial interest outstanding                                                                 22,768,061
                                                                                                       =============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                     $       23.70
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income allocated from Portfolio (net of foreign withholding taxes of $720)                 $   3,433,069
   Interest and securities lending income allocated from Portfolio                                         1,006,578
   Expenses allocated from Portfolio                                                                      (2,850,460)
                                                                                                       -------------
      Net investment income allocated from Portfolio                                                       1,589,187

Expenses
   Administrative service fees (Note 2)                                                $     145,930
   Professional fees                                                                          37,339
   Registration fees                                                                          33,078
   Transfer agent fees (Note 2)                                                               27,036
   Trustees' fees (Note 2)                                                                     2,000
   Insurance expense                                                                           1,753
   Miscellaneous expenses                                                                     21,914
                                                                                       -------------
      Total expenses                                                                                         269,050
                                                                                                       -------------
         Net investment income                                                                             1,320,137
                                                                                                       -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investments and financial futures transactions                                                      18,994,109
   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investments and financial futures transactions                                                      14,188,217
                                                                                                       -------------
   Net realized and unrealized gain (loss)                                                                33,182,326
                                                                                                       -------------
Net Increase in Net Assets from Operations                                                             $  34,502,463
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the               For the
                                                                            Year Ended            Year Ended
                                                                        September 30, 2006    September 30, 2005
                                                                        ------------------    ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                           $   1,320,137         $      78,684
   Net realized gain (loss)                                                  18,994,109            12,483,311
   Change in net unrealized appreciation (depreciation)                      14,188,217             8,515,565
                                                                          -------------         -------------
   Net increase (decrease) in net assets from investment operations          34,502,463            21,077,560
                                                                          -------------         -------------
Distributions to Shareholders (Note 1C)
   From net investment income                                                  (446,329)                   --
   From net realized gains on investments                                   (13,455,548)           (9,863,596)
                                                                          -------------         -------------
   Total distributions to shareholders                                      (13,901,877)           (9,863,596)
                                                                          -------------         -------------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                         374,463,760           124,024,069
   Value of shares issued in reinvestment of distributions                   10,108,779             8,437,601
   Cost of shares redeemed                                                  (55,259,897)          (15,210,189)
                                                                          -------------         -------------
   Net increase (decrease) in net assets from Fund share transactions       329,312,642           117,251,481
                                                                          -------------         -------------
Total Increase (Decrease) in Net Assets                                     349,913,228           128,465,445

Net Assets
   At beginning of year                                                     189,647,182            61,181,737
                                                                          -------------         -------------
   At end of year (including undistributed net
      investment income of $820,716 and $78,874, respectively)            $ 539,560,410         $ 189,647,182
                                                                          =============         =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                               Year Ended September 30,
                                                        --------------------------------------------------------------------
                                                           2006           2005          2004          2003            2002
                                                        ----------     ----------    ----------    ---------       ---------
Net Asset Value, Beginning of Year                      $    22.55     $    21.91    $    18.49    $   14.30       $   13.86
                                                        ----------     ----------    ----------    ---------       ---------
From Investment Operations:
   Net investment income (loss)* (a)                          0.09           0.02         (0.05)       (0.01)           0.05
   Net realized and unrealized
      gains (loss) on investments                             2.58           4.29          5.27         4.24            0.75
                                                        ----------     ----------    ----------    ---------       ---------
Total from operations                                         2.67           4.31          5.22         4.23            0.80
                                                        ----------     ----------    ----------    ---------       ---------
Less Distributions to Shareholders:

   From net investment income                                (0.03)            --            --        (0.02)          (0.04)
   From net realized gains on investments                    (1.49)         (3.67)        (1.80)       (0.02)          (0.32)
                                                        ----------     ----------    ----------    ---------       ---------
Total distributions to shareholders                          (1.52)         (3.67)        (1.80)       (0.04)          (0.36)
                                                        ----------     ----------    ----------    ---------       ---------
Net Asset Value, End of Year                            $    23.70     $    22.55    $    21.91    $   18.49       $   14.30
                                                        ==========     ==========    ==========    =========       =========
Total Return                                                 12.42%         21.34%        29.92%       29.64%(b)        5.43%(b)
Ratios/Supplemental data:
   Expenses (to average daily net assets)* (c)                0.94%          1.05%         1.18%        1.15%           1.00%
   Net Investment Income (Loss) (to average daily net
      assets)*                                                0.40%          0.08%        (0.24)%      (0.05)%          0.32%
   Portfolio Turnover (d)                                      N/A            N/A           N/A           51%            164%
   Net Assets, End of Year (000's omitted)              $  539,560     $  189,647    $   61,182    $  45,305       $  35,934

----------
* The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (a)                         N/A            N/A           N/A    $   (0.03)      $    0.01
   Ratios (to average daily net assets):
      Expenses (c)                                             N/A            N/A           N/A         1.28%           1.24%
      Net investment income                                    N/A            N/A           N/A        (0.18)%          0.08%


(a)   Calculated based on average shares outstanding.

(b)   Total return would have been lower in the absence of expense waivers.

(c)   Includes the Fund's share of the Portfolio's allocated expenses.

(d) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover ratio for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of The Boston Company Small Cap Value Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. As of September 30, 2006, the Fund owned 89% of the Portfolio's net assets. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. The Fund records its investments in the Portfolio at value. The Portfolio values its securities at value as discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      The Funds investment in the portfolio are recorded on settlement date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Fund represent pro rata shares of gains and losses of the Portfolio.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses are declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for losses deferred due to wash sales and the timing of recognition of realized and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      D. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among funds of the Trust and/or portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

      F. Federal Income Taxes

      Each year the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code to shareholders. Accordingly, no provision for income taxes is required in the financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Fund was charged $27,036 for the year ended September 30, 2006.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2006, the Fund was charged $4,165. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee.

      The Fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2006, the Fund was charged $73,096 for fees payable to Mellon Private Wealth Management.

(3)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2006 aggregated $383,271,435 and $69,274,182, respectively. The Fund receives a proportionate share of the Portfolio's income, expense and realized and unrealized gains and losses based on applicable tax allocation rules. Book/tax differences arise when changes in proportionate interest for funds investing in the Portfolio occur.

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                           For the              For the
                                          Year Ended           Year Ended
                                      September 30, 2006   September 30, 2005
                                      ------------------   ------------------
Shares sold                              16,310,078            5,902,209
Shares issued to shareholders
   in reinvestment of distributions         464,397              411,390
Shares redeemed                          (2,415,192)            (697,539)
                                        -----------          -----------
Net increase (decrease)                  14,359,283           (5,616,060)
                                        ===========          ===========

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      At September 30, 2006, one shareholder of record held approximately 12% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended September 30, 2006, the Fund received $31,354 in redemption fees.

(5)   Federal Taxes:

      The tax basis components of distributable earnings as of September 30, 2006, were as follows:

          Undistributed ordinary income                $10,867,117
          Undistributed capital gain                    10,216,351
                                                       -----------
          Total distributable earnings                 $21,083,468
                                                       ===========

      The tax character of distributions paid during the fiscal year ended September 30, 2006 and September 30, 2005 was as follows:

                                                           2006         2005
                                                       -----------   ----------
          Distributions paid from:
             Ordinary income                           $ 5,056,028   $5,315,302
             Capital gains                               8,845,849    4,548,294
                                                       -----------   ----------
          Total Distributions                          $13,901,877   $9,863,596
                                                       ===========   ==========

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Fund (the "Fund") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at September 30, 2006 to the Portfolio's records, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                   Value
Security                                                                                              Shares     (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--118.4%

EQUITIES--98.7%

Consumer Discretionary--12.4%
Aeropostale, Inc. (a)                                                                                 61,800   $   1,806,414
Asbury Automotive Group, Inc. (b)                                                                     90,700       1,868,420
Big 5 Sporting Goods Corp. (b)                                                                       258,894       5,902,783
CEC Entertainment, Inc. (a)                                                                           73,500       2,315,985
Charming Shoppes, Inc. (a)(b)                                                                        363,400       5,189,352
Courier Corp.                                                                                         79,030       2,935,174
Cox Radio, Inc., Class A Shares (a)                                                                  316,800       4,862,880
Entercom Communications Corp. (b)                                                                    168,500       4,246,200
Gentex Corporation (b)                                                                               259,800       3,691,758
Hot Topic, Inc. (a)(b)                                                                               232,900       2,594,506
Jos A Bank Clothiers, Inc. (a)(b)                                                                    169,200       5,069,232
Kenneth Cole Productions, Class A Shares (b)                                                         134,000       3,265,580
Keystone Automotive Industries, Inc. (a)                                                             114,700       4,360,894
Lin TV Corp. (a)(b)                                                                                  388,410       3,021,830
Matthews International Corp., Class A (b)                                                             81,100       2,985,291
New York & Company, Inc. (a)                                                                         180,900       2,366,172
Red Lion Hotels Corp. (a)                                                                             93,900       1,010,364
Regis Corp. (b)                                                                                      208,800       7,485,480
Ruby Tuesday (b)                                                                                      88,446       2,493,293
Tenneco, Inc. (a)                                                                                    134,800       3,152,972
Zale Corp. (a)(b)                                                                                    164,100       4,552,134
                                                                                                               -------------
                                                                                                                  75,176,714
                                                                                                               -------------

Consumer Staples--6.9%
BJ'S Wholesale Club, Inc. (a)(b)                                                                     230,000       6,711,400
Casey's General Stores, Inc. (b)                                                                     238,500       5,311,395
J & J Snack Food Corp. (b)                                                                            65,000       2,021,500
Lance, Inc. (b)                                                                                      115,300       2,538,906
Longs Drug Stores Corp.                                                                              164,400       7,564,044
Ralcorp Holdings, Inc. (b)                                                                           229,400      11,063,962
Sanderson Farms, Inc. (b)                                                                            173,600       5,617,696
The Boston Beer Co., Inc. (a)                                                                         36,400       1,195,740
                                                                                                               -------------
                                                                                                                  42,024,643
                                                                                                               -------------

Energy--5.2%
CARBO Ceramics, Inc. (b)                                                                              63,800       2,298,714
Dril-Quip, Inc. (a)                                                                                   33,400       2,260,512
Foundation Coal Holdings, Inc. (b)                                                                   113,100       3,661,047
Global Industries, Ltd. (a)(b)                                                                       157,500       2,450,700
Oil States International, Inc. (a)(b)                                                                157,300       4,325,750
Tetra Technologies (a)                                                                               138,800       3,353,408
Universal Compression Holdings, Inc. (a)(b)                                                          155,500       8,311,475
Veritas DGC, Inc. (a)(b)                                                                              77,200       5,081,304
                                                                                                               -------------
                                                                                                                  31,742,910
                                                                                                               -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                   Value
Security                                                                                              Shares     (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
Financials--22.4%
Alabama National Bancorp/Del (b)                                                                      51,800   $   3,535,350
American Financial Realty Trust REIT (b)                                                             314,900       3,514,284
Annaly Capital Management, Inc.                                                                      470,200       6,178,428
Aspen Insurance Holdings Ltd                                                                         205,100       5,297,733
Assured Guaranty Ltd                                                                                 198,700       5,152,291
BankAtlantic Bancorp, Inc.                                                                           570,200       8,108,244
Capital Trust, Inc., Class A REIT (b)                                                                 93,400       3,804,182
CBRE Realty Finance, Inc. (a)                                                                        108,760       1,658,590
Citizens Banking Corp. (b)                                                                           146,800       3,854,968
Cowen Group, Inc. (a)                                                                                 49,800         787,338
Crystal River Capital, Inc. (b)                                                                       80,600       1,844,128
Education Realty Trust, Inc. REIT (b)                                                                311,246       4,593,991
Financial Federal Corp. (b)                                                                          206,950       5,546,260
First Potomac Realty Trust REIT (b)                                                                  121,900       3,683,818
First Republic Bank (b)                                                                              110,400       4,698,624
Firstmerit Corp. (b)                                                                                 196,200       4,545,954
Flushing Financial Corp. (b)                                                                         135,900       2,378,250
Horace Mann Educators Corp.                                                                          164,600       3,165,258
Innkeepers USA Trust REIT (b)                                                                        253,900       4,136,031
Jones Lang Lasalle (b)                                                                                64,200       5,487,816
KMG America Corp. (a)                                                                                 94,196         692,341
Lasalle Hotel Properties (b)                                                                          99,100       4,294,994
Lexington Corporate Properties Trust REIT (b)                                                        189,400       4,011,492
Mission West Properties REIT                                                                         208,000       2,373,280
Pacific Capital BanCorp                                                                               44,900       1,210,953
Piper Jaffray Companies, Inc. (a)                                                                    116,400       7,056,168
Provident Bankshares Corp.                                                                            81,800       3,030,690
Provident Financial Services, Inc. (b)                                                               112,700       2,086,077
Redwood Trust, Inc. REIT (b)                                                                         105,400       5,308,998
Security Capital Assurance Ltd. (a)                                                                  128,980       3,089,071
South Financial Group, Inc.                                                                          165,600       4,310,568
Sterling Bancshares, Inc. (b)                                                                        186,000       3,766,500
Sterling Financial Corp.                                                                              98,200       3,184,626
Strategic Hotels and Resorts, Inc.                                                                   159,300       3,166,884
Triad Guaranty, Inc. (a)(b)                                                                          129,400       6,621,398
                                                                                                               -------------
                                                                                                                 136,175,578
                                                                                                               -------------

Health Care--8.0%
Amedisys, Inc. (a)(b)                                                                                121,200       4,808,004
K-V Pharmaceutical Co., Class A (a)(b)                                                               122,564       2,904,767
Lifepoint Hospitals, Inc. (a)(b)                                                                     123,900       4,376,148
Magellan Health Services, Inc. (a)(b)                                                                127,700       5,440,020
Medical Action Industries, Inc. (a)(b)                                                                89,900       2,417,411
Option Care, Inc. (b)                                                                                650,700       8,712,873
Pediatrix Medical Group, Inc. (a)                                                                    107,500       4,902,000

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                   Value
Security                                                                                              Shares     (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
Health Care (continued)
Phase Forward, Inc. (a)(b)                                                                           406,800   $   4,857,192
Providence Service Corp. (a)(b)                                                                      102,100       2,816,939
RehabCare Group, Inc. (a)                                                                            122,800       1,608,680
Res-Care, Inc. (a)                                                                                   278,500       5,595,065
                                                                                                               -------------
                                                                                                                  48,439,099
                                                                                                               -------------
Industrials--19.3%
Adesa, Inc.                                                                                          197,800       4,571,158
AGCO Corp. (a)(b)                                                                                    314,200       7,964,970
Bowne & Co., Inc.                                                                                    270,000       3,855,600
Casella Waste Systems, Inc. (a)(b)                                                                   210,900       2,180,706
Central Parking Corp. (b)                                                                            253,600       4,184,400
Clean Harbors, Inc. (a)(b)                                                                           156,600       6,819,930
Comfort Systems USA, Inc. (b)                                                                        112,100       1,284,666
Corrections Corp. of America (a)                                                                      86,750       3,751,938
Electro Rent Corporation (b)                                                                          89,600       1,524,096
Enersys (a)(b)                                                                                        83,200       1,334,528
Esterline Technologies Corp. (a)                                                                     221,300       7,471,088
Granite Construction, Inc. (b)                                                                        72,400       3,862,540
GSI Group, Inc. (a)                                                                                  191,633       1,791,769
II-VI, Inc. (a)                                                                                      159,805       3,982,341
Infrasource services, Inc. (a)(b)                                                                    210,900       3,701,295
Insituform Technologies, Inc. (a)                                                                    104,421       2,535,342
Labor Ready (a)                                                                                      220,700       3,515,751
Laidlaw International, Inc. (b)                                                                      165,700       4,528,581
LECG Corp. (a)(b)                                                                                    309,100       5,798,716
McGrath Rentcorp. (b)                                                                                157,900       4,042,240
Pike Electric Corp. (a)                                                                              221,600       3,301,840
School Specialty, Inc. (a)(b)                                                                        152,400       5,378,196
Shaw Group, Inc. (a)                                                                                 331,200       7,829,568
The Brink's Co. (b)                                                                                   69,400       3,682,364
Toro Co. (b)                                                                                         138,500       5,840,545
United Rentals, Inc. (a)(b)                                                                          191,500       4,452,375
United Stationers, Inc.                                                                               78,000       3,627,780
Waste Connections, Inc. (a)(b)                                                                       114,400       4,336,904
                                                                                                               -------------
                                                                                                                 117,151,227
                                                                                                               -------------

Information Technology--16.5%
Actel Corp. (a)(b)                                                                                   192,100       2,987,155
Avid Technology, Inc. (a)(b)                                                                         117,400       4,275,708
Brocade Communications Systems, Inc. (a)(b)                                                          464,500       3,279,370
Cirrus Logic, Inc. (a)(b)                                                                            342,400       2,496,096
Comtech Telecommunications Corp. (a)(b)                                                              183,800       6,153,624
CSG Systems International, Inc. (a)(b)                                                              203,000       5,365,290
Electronics for Imaging, Inc. (a)                                                                    189,700       4,340,336

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                                   Value
Security                                                                                              Shares     (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
Information Technology (continued)
Emulex Corp. (a)                                                                                     289,000   $   5,251,130
Epicor Software Corp. (a)                                                                            238,600       3,128,046
EPIQ Systems, Inc. (a)(b)                                                                            161,500       2,375,665
FEI Co. (a)                                                                                          232,500       4,908,075
Foundry Networks, Inc. (a)(b)                                                                        421,000       5,536,150
Hutchinson Technology, Inc. (a)(b)                                                                   125,700       2,643,471
Micrel, Inc. (a)                                                                                     262,300       2,515,457
MKS Instruments, Inc. (a)                                                                             64,221       1,304,329
Net Gear, Inc. (a)(b)                                                                                241,700       4,976,603
NIC, Inc. (a)                                                                                        516,000       2,657,400
Palm, Inc. (a)(b)                                                                                     80,500       1,172,080
Perot Systems Corp., Class A (a)(b)                                                                  400,900       5,528,411
Powerwave Technologies, Inc. (a)                                                                     180,452       1,371,435
Progress Software Corp. (a)                                                                          141,600       3,681,600
SI International, Inc. (a)(b)                                                                        158,200       5,059,236
Sybase, Inc. (a)(b)                                                                                  197,000       4,775,280
Symmetricom, Inc. (a)(b)                                                                             330,000       2,663,100
Tekelec (a)(b)                                                                                       227,900       2,953,584
Tibco Software, Inc. (a)                                                                             383,700       3,445,626
WebEx Communications, Inc. (a)(b)                                                                    142,200       5,548,644
                                                                                                               -------------
                                                                                                                 100,392,901
                                                                                                               -------------

Materials--5.5%
AMCOL International Corp. (b)                                                                        111,900       2,787,429
Compass Minerals International, Inc. (b)                                                             118,300       3,349,073
FMC Corp.                                                                                             79,500       5,093,565
Glatfelter (b)                                                                                       224,900       3,047,395
Metal Management, Inc. (b)                                                                           175,000       4,872,000
Neenah Paper, Inc.                                                                                   118,000       4,039,140
RTI International Metals, Inc. (a)(b)                                                                108,700       4,737,146
Schweitzer-Mauduit International, Inc.                                                               121,700       2,309,866
Wausau Paper Corp. (b)                                                                               217,000       2,929,500
                                                                                                               -------------
                                                                                                                  33,165,114
                                                                                                               -------------

Telecommunication Services--0.8%
Cincinnati Bell, Inc. (a)                                                                          1,038,000       5,003,160
                                                                                                               -------------

Utilities--1.7%
El Paso Electric Co. (a)(b)                                                                          194,400       4,342,896
PNM Resources, Inc. (b)                                                                              216,200       5,960,632
                                                                                                               -------------
                                                                                                                  10,303,528
                                                                                                               -------------
Total Equities (Cost $564,073,040)                                                                               599,574,874
                                                                                                               -------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                   Schedule of Investments--September 30, 2006
--------------------------------------------------------------------------------

                                                                                                     Par           Value
Security                                                                    Rate     Maturity       Value        (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--0.1%

U.S. Government--0.1%
U.S. Treasury Bill (c)(d)(Cost $767,242)                                    4.80%   12/14/2006   $   775,000   $     767,242
                                                                                                               -------------

INVESTMENT OF CASH COLLATERAL--19.6%                                                                Shares
                                                                                                 -----------
BlackRock Cash Strategies L.L.C. (e)(Cost $119,213,787)                     5.35%                119,213,787     119,213,787
                                                                                                               -------------
TOTAL UNAFFILIATED INVESTMENTS (Cost $684,054,069)                                                               719,555,903
                                                                                                               -------------
AFFILIATED INVESTMENTS--2.5%
Dreyfus Institutional Preferred
   Plus Money Market Fund (e)(f) (Cost $14,960,206)                         5.32%                 14,960,206      14,960,206
                                                                                                               -------------
TOTAL INVESTMENTS--120.9% (Cost $699,014,275)                                                                    734,516,109

LIABILITIES IN EXCESS OF OTHER ASSETS--(20.9)%                                                                  (126,803,093)
                                                                                                               -------------
NET ASSETS--100%                                                                                               $ 607,713,016
                                                                                                               =============

Notes to Schedule of Investments:

REIT--Real Estate Investment Trust

(a)   Non-income producing security

(b)   Security, or a portion of thereof, was on loan at September 30, 2006.

(c)   Rate noted is yield to maturity.

(d)   Denotes all or part of security pledged as collateral.

(e)   Stated rate is the seven day yield for the fund at September 30, 2006.

(f)   Affiliated institutional money market fund.

At September 30, 2006, the Portfolio held the following futures contracts:

                                                                                        Underlying Face          Unrealized
Contract                                          Position       Expiration Date        Amount at Value             Gain
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index (14 Contracts)                   Long            12/14/2006            $ 5,003,250             $ 121,387
                                                                                                                  =========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                       Statement of Assets and Liabilities
                               September 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments in securities (Note 1A) (including securities on loan, valued at
      $112,922,624 (Note 6))
   Unaffiliated issuers, at value (cost $684,054,069)                                              $ 719,555,903
   Affiliated issuers, at value (Note 1F) (cost $14,960,206)                                          14,960,206
   Receivable for investments sold                                                                     4,325,669
   Interest and dividends receivable                                                                     708,135
   Prepaid expenses                                                                                        5,390
                                                                                                   -------------
      Total assets                                                                                   739,555,303
Liabilities
   Collateral for securities on loan (Note 6)                                      $ 119,213,787
   Payable for investments purchased                                                  12,550,747
   Payable for variation margin on open futures contracts (Note 5)                        37,100
   Accrued professional fees                                                              18,322
   Accrued accounting, administration and custody fees (Note 2)                           16,243
   Accrued trustees' fees and expenses (Note 2)                                            5,863
   Other accrued expenses and liabilities                                                    225
                                                                                   -------------
      Total liabilities                                                                              131,842,287
                                                                                                   -------------
Net Assets (applicable to investors' beneficial interest)                                          $ 607,713,016
                                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                             Statement of Operations
                      For the Year Ended September 30, 2006
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Dividend income (net of foreign withholding taxes of $830)                   $  3,908,703
   Dividend income from affiliated Investments (Note 1F)                           1,034,862
   Interest income                                                                    28,051
   Security lending income (Note 6)                                                   84,077
                                                                                ------------
      Total investment Income                                                      5,055,693

Expenses
   Investment advisory fee (Note 2)                              $ 2,997,416
   Accounting, administration and custody fees (Note 2)              163,579
   Professional fees                                                  33,031
   Trustees' fees and expenses (Note 2)                               33,705
   Insurance expense                                                  13,850
   Miscellaneous expenses                                              5,074
                                                                 -----------
      Total expenses                                                               3,246,655
                                                                                ------------
         Net investment income                                                     1,809,038
                                                                                ------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
   Investments                                                    20,726,220
   Financial futures transactions                                    715,316
                                                                 -----------
      Net realized gain (loss)                                                    21,441,536
   Change in unrealized appreciation (depreciation) on:
      Investments                                                 15,709,451
      Financial futures contracts                                     92,556
                                                                 -----------
         Change in net unrealized appreciation (depreciation)                     15,802,007
                                                                                ------------
            Net realized and unrealized gain (loss)                               37,243,543
                                                                                ------------
Net Increase in Net Assets from Operations                                      $ 39,052,581
                                                                                ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           For the             For the
                                                                         Year Ended           Year Ended
                                                                     September 30, 2006   September 30, 2005
                                                                     ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
   Net investment income (loss)                                      $        1,809,038   $          226,171
   Net realized gain (loss)                                                  21,441,536           14,244,903
   Change in net unrealized appreciation (depreciation)                      15,802,007            8,955,116
                                                                     ------------------   ------------------
   Net increase (decrease) in net assets from operations                     39,052,581           23,426,190
                                                                     ------------------   ------------------
Capital Transactions
   Contributions                                                            427,309,889          158,240,730
   Withdrawals                                                              (78,684,651)         (27,943,665)
                                                                     ------------------   ------------------
   Net increase (decrease) in net assets from capital transactions          348,625,238          130,297,065
                                                                     ------------------   ------------------
Total Increase (Decrease) in Net Assets                                     387,677,819          153,723,255

Net Assets
   At beginning of year                                                     220,035,197           66,311,942
                                                                     ------------------   ------------------
   At end of year                                                    $      607,713,016   $      220,035,197
                                                                     ==================   ==================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                For the Period
                                                                                               January 28, 2003
                                                              Year Ended September 30,          (commencement
                                                          --------------------------------     of operations) to
                                                             2006        2005       2004      September 30, 2003
                                                          ---------   ---------   --------    ------------------
Total Return (a)                                              12.50%      21.45%     30.07%         29.85%(b)
Ratios/Supplemental Data:

   Expenses (to average daily net assets)*                     0.86%       0.94%      1.03%          1.10%(c)
   Net Investment Income (to average daily net assets)*        0.48%       0.19%     (0.10)%        (0.07)%(c)
   Portfolio Turnover                                            60%         70%       123%           102%(b)
   Net Assets, End of Year (000's omitted)                $ 607,713   $ 220,035   $ 66,312       $ 45,373

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

   Ratios (to average daily net assets):
      Expenses                                                   N/A         N/A        N/A           1.10%(c)
      Net investment income                                      N/A         N/A        N/A          (0.07)%(c)

(a) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

(b)   Not annualized.

(c)   Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Portfolio (the "Portfolio"), is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

      At September 30, 2006, there were two funds, The Boston Company Small Cap Value Fund and Dreyfus Premier Small Cap Equity Fund invested in the Portfolio (the "Funds"). The value of the Funds' investment in the Portfolio reflects the Funds' proportionate interests in the net assets of the Portfolio. At September 30, 2006, The Boston Company Small Cap Value Fund and the Dreyfus Premier Small Cap Equity Fund held 89% and 11% interests in the Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days to maturity when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      C. Income taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.

      D. Commitments and contingencies

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      E. Expenses

      The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated among the funds of the Trust or the portfolios of the Portfolio Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

      F. Affiliated issuers

      Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

      G. New Accounting Requirements

      In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory and Other Transactions With Affiliates:

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets.

      The Portfolio Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $163,579 for the year ended September 30, 2006.

      The Portfolio Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $36,639 for the year ended September 30, 2006. See Note 6 for further details.

      The Trust reimburses Mellon Asset Management for a portion of the salary of the Trust's and Portfolio Trust's Chief Compliance Officer. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio Trust for serving as an officer or Trustee of the Trust or Portfolio Trust. The Fund and Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates (the "Independent Trustees") an annual fee and the Portfolio Trust pays each Independent Trustee a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the counsel to the Independent Trustees.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2006 were as follows:

                                                   Purchases         Sales
                                                 -------------   -------------

Investments (non-U.S. Government Securities)     $ 572,139,893   $ 218,335,949
                                                 =============   =============

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Federal Taxes:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2006, as computed on a federal income tax basis, were as follows:

            Cost for federal income tax purposes              $ 700,836,275
                                                              =============
            Gross Unrealized appreciation                     $  47,401,672
            Gross Unrealized depreciation                       (12,216,650)
                                                              -------------
            Net unrealized appreciation (depreciation)        $  35,185,022
                                                              =============

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

      Futures contracts

      The Portfolio may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2006, the Portfolio held open financial futures contracts. See Schedule of Investments for further details.

(6)   Security Lending:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.

      The Portfolio loaned securities during the year ended September 30, 2006 and earned interest on the invested collateral of $1,699,163 of which $1,615,086 was rebated to borrowers or paid in fees. At September 30, 2006, the Portfolio had securities valued at $112,922,624 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)   Line of Credit:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. The Fund/Portfolio also pays an annual renewal fee, computed at a rate of 0.020 of 1% of the committed amount and allocated ratably to the participating funds/portfolios. For the year ended September 30, 2006, the expense allocated to the Portfolio was $2,541.

      During the year ended September 30, 2006, the Fund did not borrow from the line of credit.

                   Mellon Institutional Funds Master Portfolio
                  The Boston Company Small Cap Value Portfolio

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company Small Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Portfolio (the "Portfolio") at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from January 28, 2003 (commencement of operations) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 17, 2006

Trustees and Officers

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2006. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                        Trustee
                                                               Principal             Portfolios in      Other         Remuneration
Name                                     Term of Office      Occupation(s)            Fund Complex  Directorships    (period ended
Address, and              Position(s)    and Length of        During Past             Overseen by      Held by       September 30,
Date of Birth           Held with Trust   Time Served           5 Years                 Trustee        Trustee           2006)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming           Trustee      Trustee since   Chairman Emeritus,                32           None         Fund: $500
c/o Decision                             11/3/1986       Decision Resources, Inc.                                  Portfolio: $4,451
Resources, Inc.                                          ("DRI") (biotechnology
260 Charles Street                                       research and consulting
Waltham, MA 02453                                        firm); formerly Chairman
9/30/40                                                  of the Board and Chief
                                                         Executive Officer, DRI

Caleb Loring III            Trustee      Trustee since   Trustee, Essex Street             32           None         Fund: $500
c/o Essex Street                         11/3/1986       Associates (family                                        Portfolio: $4,858
Associates                                               investment trust office)
P.O. Box 5600
Beverly, MA 01915
11/14/43

Benjamin M. Friedman        Trustee      Trustee since   William Joseph Maier,             32           None         Fund: $500
c/o Harvard University                   9/13/1989       Professor of Political                                    Portfolio: $4,451
Littauer Center 127                                      Economy, Harvard
Cambridge, MA 02138                                      University
8/5/44

John H. Hewitt              Trustee      Trustee since   Trustee, Mertens                  32           None         Fund: $500
P.O. Box 2333                            11/3/1986       House, Inc. (hospice)                                     Portfolio: $4,451
New London, NH 03257
4/11/35

Interested Trustees

Patrick J. Sheppard         Trustee,     Since 2003      President and Chief               32           None             $0
The Boston Company         President                     Operating Officer of
Asset Management, LLC      and Chief                     The Boston Company
One Boston Place           Executive                     Asset Management, LLC;
Boston, MA 02108            Officer                      formerly Senior Vice
7/24/65                                                  President and Chief
                                                         Operating Officer,
                                                         Mellon Asset Management
                                                         ("MAM") and Vice
                                                         President and Chief
                                                         Financial Officer, MAM

Principal Officers who are Not Trustees

Name                                        Term of Office
Address, and                Position(s)     and Length of                      Principal Occupation(s)
Date of Birth             Held with Trust    Time Served                         During Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Barbara A. McCann          Vice President   Since 2003        Senior Vice President and Head of Operations,
Mellon Asset Management    and Secretary                      Mellon Asset Management ("MAM"); formerly First
One Boston Place                                              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson         Vice President   Vice President    Vice President and Mutual Funds Controller,
Mellon Asset Management    and Treasurer    since 1999;       Mellon Asset Management; formerly Assistant Vice
One Boston Place                            Treasurer         President and Mutual Funds Controller, Standish
Boston, MA 02108                            since 2002        Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland         Assistant Vice   Since 1996        Vice President and Manager, Mutual Funds
Mellon Asset Management      President                        Operations, Mellon Asset Management; formerly Vice
One Boston Place                                              President and Manager, Mutual Fund Operations,
Boston, MA 02108                                              Standish Mellon Asset Management Company, LLC
8/19/51

Cara E. Hultgren           Assistant Vice   Since 2001        Assistant Vice President and Manager of Compliance,
Mellon Asset Management      President                        Mellon Asset Management ("MAM"); formerly Manager
One Boston Place                                              of Shareholder Services, MAM, and Shareholder
Boston, MA 02108                                              Representative, Standish Mellon Asset Management
1/19/71                                                       Company, LLC

Mary T. Lomasney               Chief        Since 2005        First Vice President, Mellon Asset Management and
Mellon Asset Management     Compliance                        Chief Compliance Officer, Mellon Funds Distributor, L.P.
One Boston Place              Officer                         and Mellon Optima L/S Strategy Fund, LLC; formerly
Boston, MA 02108                                              Director, Blackrock, Inc., Senior Vice President,
4/8/57                                                        State Street Research & Management Company
                                                              ("SSRM"), and Vice President, SSRM

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

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

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

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

       One Boston Place
       Boston, MA 02108-4408
       800.221.4795
       www.melloninstitutionalfunds.com

                                                                      6944AR0906

Item 2.  Code of Ethics.

         The Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended September 30, 2006, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under item 12(a)(1).

Item 3.  Audit Committee Financial Expert.

         The Registrant's Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John
         H. Hewitt and Caleb Loring III, both of whom are "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Hewitt served at Morgan Stanley as a securities analyst and also in a supervisory role regarding analysis. He has held a chartered financial analyst designation, as well as a master's degree in business administration from Harvard University. He has been a member of the Registrant's audit committee since its inception. Mr. Loring served as an executive in the commercial lending division of the Bank of Boston, N.A., performing and supervising credit analyses and reviewing financial statements of potential and existing borrowers. Also, Mr. Loring has served as a private trustee in the Ayer Family Office, where his duties involve financial statement analysis. He has been a member of the Registrant's audit committee since its inception, and has served on the audit committees of several privately held companies.

Item 4.  Principal Accountant Fees and Services.

         (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant's principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2006 and 2005 were $122,481 and $107,759, respectively.
         (b) AUDIT-RELATED FEES: The aggregate fees billed for the fiscal years ended September 30, 2006 and 2005 for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $61,000 and $57,000, respectively. The nature of the services comprising the fees disclosed under this Item for both years consist of the examination of securities and similar investments of the Registrant's investment series pursuant to the requirements of Rule 17f-2 under the Investment Company Act of 1940.
         (c) TAX FEES: The aggregate fees billed for the fiscal years ended September 30, 2006 and 2005 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $18,825 and $13,752, respectively.
         (d) ALL OTHER FEES: Other than the services reported in paragraphs (a) through (c) of this Item, PricewaterhouseCoopers LLP billed no other fees for products or services provided for the fiscal years ended September 30, 2006 and 2005.
         (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.
         (e) (2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.
         (f)  Not applicable.
         (g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended September 30, 2006 and 2005 were $0 and $0, respectively. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's transfer agent by PricewaterhouseCoopers LLP for the fiscal years ended September 30, 2006 and 2005 were $105,570 and $75,000, respectively.
              Services provided in both years included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934.
         (h) The Registrant's Audit Committee of the Board of Trustees had pre-approved all of the non-audit services that were rendered to the Registrant's investment advisers and any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Registrant, and no such non-audit services were not pre-approved.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable to the Registrant.

Item 6.  Schedule of Investments

         Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

         There have been no material changes.

Item 11. Controls and Procedures.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Mellon Institutional Funds Master Portfolio

By (Signature and Title):  /s/ BARBARA A. MCCANN
                           --------------------------------------------
                           Barbara A. McCann, Vice President and Secretary

                           Date:  December 8, 2006



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /s/ PATRICK J. SHEPPARD
                           -----------------------------------------------------
                           Patrick J. Sheppard, President and
                           Chief Executive Officer

                           Date:  December 8, 2006



By (Signature and Title):  /s/ STEVEN M. ANDERSON
                           -----------------------------------------------------
                           Steven M. Anderson, Vice President and Treasurer

                           Date:  December 8, 2006